UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116-5021

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-474-2737

Date of fiscal year end: August 31, 2011

Date of reporting period: August 31, 2011

Item 1. Reports to Stockholders.

August 31, 2011

2011 Annual Report

iShares Trust

iShares MSCI All Peru Capped Index Fund  |  EPU  |  NYSE Arca

iShares MSCI Brazil Small Cap Index Fund  |  EWZS  |  NYSE Arca

iShares MSCI China Index Fund  |  MCHI  |  NYSE Arca

iShares MSCI China Small Cap Index Fund  |  ECNS  |  NYSE Arca

iShares MSCI Indonesia Investable Market Index Fund  |  EIDO  |  NYSE Arca

iShares MSCI Ireland Capped Investable Market Index Fund  |  EIRL  |  NYSE Arca

iShares MSCI New Zealand Investable Market Index Fund  |  ENZL  |  NYSE Arca

iShares MSCI Philippines Investable Market Index Fund  |  EPHE  |  NYSE Arca

iShares MSCI Poland Investable Market Index Fund  |  EPOL  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL PERU CAPPED INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/11			Inception to 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
18.68%	18.29%	18.89%	28.89%	28.46%	30.37%	74.89%	73.61%	79.08%

Total returns for the period since inception are calculated from the inception date of the Fund (6/19/09). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/22/09), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL PERU CAPPED INDEX FUND

PORTFOLIO ALLOCATION
As of 8/31/11
Sector*	Percentage of Net Assets
Basic Materials	56.33%

Financial	19.35

Industrial	9.41

Consumer Non-Cyclical	7.57

Utilities	3.93

Energy	2.97

Short-Term and Other Net Assets	0.44

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 8/31/11
Security	Percentage of Net Assets
Compania de Minas Buenaventura SA SP ADR	20.33%

Credicorp Ltd.	13.69

Southern Copper Corp.	10.52

Alicorp SA	4.71

Volcan Compania Minera SAA Class B	4.63

Hochschild Mining PLC	4.61

Minsur SA	4.43

Sociedad Minera Cerro Verde SA	3.94

Grana y Montero SA	3.92

Intergroup Financial Services Corp.	3.35

TOTAL	74.13%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI All Peru Capped Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Peru Capped Index (the “Index”). The Index is a free-float adjusted market capitalization index designed to measure the performance of the “Broad Peru Equity Universe.” MSCI defines the Broad Peru Equity Universe by identifying Peruvian equity securities that are classified in Peru according to the MSCI Global Investable Market Indices Methodology as well as securities of companies that are headquartered in Peru and have the majority of their operations based in Peru. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 18.68%, net of fees, while the total return for the Index was 18.89%.

As represented by the Index, the Peruvian stock market posted double-digit gains for the reporting period. Peru’s equity market rallied sharply from the beginning of the period through the end of 2010 as steadily improving economic data boosted investor confidence in a global economic recovery. Better economic conditions worldwide led to a marked increase in demand for commodities and other raw materials, which comprise more than three-quarters of Peru’s exports. The Index is dominated by materials stocks, which made up approximately 60% of the Index as of August 31, 2011, and these companies benefited significantly from robust demand for commodities and higher commodity prices. The result was a surge of nearly 40% in the Index during the first four months of the reporting period.

After peaking in early 2011, the Index gave back some ground over the remainder of the reporting period. An accumulation of global events – heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe, an earthquake and tsunami in Japan, and government infighting about the federal debt ceiling in the U.S. – cast doubts on the sustainability of the global recovery, which in turn led to concerns about weaker exports in Peru. The Peruvian stock market was also weighed down by domestic events, including a controversial presidential election and a slowdown in economic activity. The Peruvian economy grew by 6.7% for the 12 months ended June 30, 2011, down from an 11.9% growth rate for the prior 12 months. The slowdown was due in part to higher borrowing costs as Peru’s central bank raised its benchmark interest rate from 2.50% to 4.25% to fight rising inflation, which increased from 1.8% to 3.3% (which was above the central bank’s comfort zone) during the reporting period.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL PERU CAPPED INDEX FUND

The Index benefited from a decline in the U.S. dollar, which boosted Peruvian equity returns for U.S. investors. The dollar depreciated by approximately 2.5% against the Peruvian sol for the reporting period as U.S. interest rates remained near historically low levels and fiscal deficit concerns intensified.

From a sector perspective, materials stocks in the Index produced positive returns during the reporting period, as these companies benefited from an increased demand for commodities, especially in the first half of the period. Financial stocks, which comprised approximately 20% of the portfolio as of August 31, 2011, fared less well in an environment of sovereign debt worries and short-term interest rate hikes. The third-largest sector weighting was consumer staples, and this defensive segment of the Index held up well as economic growth slowed.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI BRAZIL SMALL CAP INDEX FUND

Performance as of August 31, 2011

Cumulative Total Returns

Inception to 8/31/11

NAV	MARKET	INDEX
8.03%	9.00%	8.53%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 9/28/10.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/29/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL SMALL CAP INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Financial	29.45%

Consumer Cyclical	23.44

Consumer Non-Cyclical	20.24

Industrial	11.73

Utilities	9.08

Basic Materials	1.91

Communications	1.77

Diversified	1.03

Energy	0.96

Short-Term and Other Net Assets	0.39

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
BR Properties SA	5.55%

Companhia de Saneamento de Minas Gerais SA	3.82

Marcopolo SA Preferred	3.19

Randon Implementos e Participacoes SA Preferred	2.79

Santos Brasil Participacoes SA	2.78

LLX Logistica SA	2.65

Mills Estruturas e Servicos de Engenharia SA	2.63

Iochpe-Maxion SA	2.52

Estacio Participacoes SA	2.48

Drogasil SA	2.41

TOTAL	30.82%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Brazil Small Cap Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Brazil Small Cap IndexSM (the “Index”). The Index is a free-float adjusted market capitalization weighted index designed to measure the performance of equity securities in the bottom 14% by market capitalization of equity securities listed on stock exchanges in Brazil. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from September 28, 2010 (inception date of the Fund) through August 31, 2011, the total return for the Fund was 8.03%, net of fees, while the total return for the Index was 8.53%.

As represented by the Index, Brazilian small-cap stocks posted solid gains for the reporting period. The period began on a positive note, with Brazil’s small-cap stocks rallying sharply along with much of the world as steadily improving economic data boosted investor confidence in a global economic recovery. Brazil in particular benefited from a marked increase in demand for raw materials, as the country is a major exporter of commodities such as energy and metals.

Brazilian small-cap stocks grew increasingly volatile beginning in late 2010 and extending through the end of the reporting period, but they maintained their positive performance despite rapidly rising inflation and a slowing Brazilian economy. The inflation rate in Brazil rose from 4.5% to 7.2% during the reporting period. In response, the Brazilian central bank raised its benchmark interest rate from 10.75% to 12.50% before lowering it back to 12.00% at the end of the reporting period. The higher borrowing costs created headwinds for the Brazilian economy, which grew by 3.1% for the 12 months ended June 30, 2011, down from an 8.8% growth rate for the prior 12 month period.

Small-cap stocks in Brazil were also buffeted by a series of global events that unsettled financial markets across the globe during the reporting period – heightened political turmoil in the Middle East and North Africa, an earthquake and tsunami in Japan, a worsening sovereign debt crisis in Europe, and fiscal deficit issues in the U.S. Taken together, these developments cast doubts on the sustainability of the global recovery, which presented another potential roadblock for Brazil’s economy in the form of weaker exports.

The Index benefited from a decline in the U.S. dollar, which boosted Brazilian equity returns for U.S. investors. The dollar depreciated by approximately 6.5% versus the Brazilian real for the reporting period as U.S. interest rates remained near historically low levels and fiscal deficit concerns intensified. In local currency, the Index returned 0.26% for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL SMALL CAP INDEX FUND

Within the Index, the best-performing sector was utilities, which gained more than 30% for the reporting period. Utilities is considered a defensive sector that holds up well as economic growth slows. Other top-performing sectors included consumer staples (another defensive sector) and financials, which was the second-largest sector weighting in the Index for the reporting period. On the downside, the energy and materials sectors were the only two sectors of the Index to decline for the reporting period. Together, these two sectors comprised less than 7% of the Index.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI CHINA INDEX FUND

Performance as of August 31, 2011

Cumulative Total Returns

Inception to 8/31/11

NAV	MARKET	INDEX
(9.75)%	(9.58)%	(9.61)%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 3/29/11.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/31/11), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

For the fiscal period ended 8/31/2011, the Fund did not have six months of performance and therefore line graphs are not presented.

PORTFOLIO ALLOCATION
As of 8/31/11
Sector*	Percentage of Net Assets
Financial	34.49%

Energy	19.75

Communications	17.60

Industrial	7.35

Consumer Cyclical	6.77

Consumer Non-Cyclical	6.01

Basic Materials	3.16

Diversified	2.59

Utilities	1.30

Technology	0.80

Short-Term and Other Net Assets	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 8/31/11
Security	Percentage of Net Assets
China Mobile Ltd.	9.68%

Industrial and Commercial Bank of China Ltd. Class H	6.35

CNOOC Ltd.	5.83

China Construction Bank Corp. Class H	5.67

Bank of China Ltd. Class H	4.40

PetroChina Co. Ltd. Class H	4.34

Tencent Holdings Ltd.	3.84

China Life Insurance Co. Ltd. Class H	2.99

China Petroleum & Chemical Corp. Class H	2.62

China Shenhua Energy Co. Ltd. Class H	2.50

TOTAL	48.22%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI China Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI China IndexSM (the “Index”). The Index is a free-float adjusted market capitalization weighted index designed to measure the performance of equity securities in the top 85% in market capitalization of Chinese equity markets, as represented by the H-Shares (i.e., the securities of companies incorporated in the People’s Republic of China (“China”) that are denominated in Hong Kong dollars and listed on the Hong Kong Exchange) and B-Shares (i.e., securities of companies incorporated in China and listed for foreign investment on the stock exchanges in China) markets. The Index also includes certain Hong Kong listed securities know as Red-Chips (issued by companies controlled by entities owned by the national government or local governments in China) and P-Chips (issued by companies

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA INDEX FUND

controlled by individuals in China and deriving substantial revenues or allocating substantial assets in China). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from March 29, 2011 (inception date of the Fund) through August 31, 2011, the total return for the Fund was (9.75)%, net of fees, while the total return for the Index was (9.61)%.

The Chinese equity market declined for the reporting period, lagging the performance of the broader international market. China’s economy showed signs of a “soft landing,” as its growth rate slowed to 9.5% in the second quarter of 2011. Signs of continued economic slowing appeared late in the reporting period. Manufacturing data was weak, raising concerns about economic growth. In July 2011, exports sank to their lowest level in 17 months.

Inflation concerns remained a focus, however. The country’s consumer price index climbed at its quickest pace since 2008, reaching 6.4% in June 2011, higher than the government target of 4%, as food prices surged 14%. However, core measures of inflation showed signs of stabilizing. In response, the Chinese government took measures to rein in inflation and cool economic growth. Bank reserve ratios were raised, and the People’s Bank of China raised the benchmark interest rates. Property prices rose in 67 Chinese cities in June 2011, prompting the country’s banking regulator to extend restrictions controlling property lending. Bank shares declined during the reporting period on concerns that excess infrastructure-based lending to municipal government-controlled firms would be detrimental. As investors’ attitudes shifted between concerns about inflation to optimism about economic and corporate growth, the Chinese market remained volatile during the period.

Seven of the ten major sectors within the Index declined during the reporting period. The largest sector by far at approximately 36% of the Index, the financials sector declined and was the largest single sector detractor from Index performance during the period as investor concerns mounted about the quality of Chinese banks. The industrials sector registered a decline and detracted meaningfully from Index returns, as did the energy and materials sectors. On the positive side, telecommunications services shares helped to trim Index losses. The consumer staples sector delivered modest gains, but, at only 5% of the Index, its contribution to Index returns for the reporting period was negligible.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

Performance as of August 31, 2011

Cumulative Total Returns

Inception to 8/31/11

NAV	MARKET	INDEX
(17.95)%	(17.19)%	(17.36)%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 9/28/10.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/29/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

PORTFOLIO ALLOCATION
As of 8/31/11
Sector*	Percentage of Net Assets
Industrial	21.21%

Consumer Non-Cyclical	20.16

Consumer Cyclical	19.74

Financial	12.67

Basic Materials	10.26

Technology	4.93

Communications	4.43

Energy	2.82

Utilities	1.82

Diversified	1.78

Short-Term and Other Net Assets	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 8/31/11
Security	Percentage of Net Assets
Digital China Holdings Ltd.	1.58%

Daphne International Holdings Ltd.	1.30

Yingde Gases Group Co. Ltd.	1.16

Harbin Power Equipment Co. Ltd. Class H	1.11

Ajisen (China) Holdings Ltd.	1.03

International Mining Machinery Holdings Ltd.	1.02

Sino Biopharmaceutical Ltd.	1.00

Comba Telecom Systems Holdings Ltd.	0.91

Kingdee International Software Group Co. Ltd.	0.91

Beijing Enterprises Water Group Ltd.	0.90

TOTAL	10.92%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI China Small Cap Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI China Small Cap IndexSM (the “Index”). The Index is a free-float adjusted market capitalization weighted index designed to measure the performance of equity securities in the bottom 14% by market capitalization of the Chinese equity securities markets, as represented by the H-Shares (i.e., securities of companies incorporated in the People’s Republic of China (“China”) that are denominated in Hong Kong dollars and listed on the Hong Kong Exchange) and B-Shares (i.e., securities of companies incorporated in China and listed for foreign investment on the stock exchanges in China) markets. The Index also includes certain Hong Kong listed securities know as Red-Chips (issued by companies controlled by entities owned by the national government or local governments in China) and P-Chips (issued by companies controlled by individuals in China and deriving substantial revenues or allocating substantial assets in China). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from September 28, 2010 (inception date of the Fund) through August 31, 2011, the total return for the Fund was (17.95)%, net of fees, while the total return for the Index was (17.36)%.

The small-cap Chinese equity market suffered double-digit declines for the reporting period, lagging the performance of the broader international market. China’s economy showed signs of a “soft landing,” as it slowed to 9.5% in the second quarter of 2011. Signs of economic slowing appeared late in the reporting period. Manufacturing data was weak, raising concerns about economic growth. In July 2011, exports sank to their lowest level in 17 months.

Inflation concerns remained a focus, however. The country’s consumer price index climbed at its quickest pace since 2008, reaching 6.4% in June 2011, higher than the government target of 4%, as food prices surged 14%. However, core measures of inflation showed signs of stabilizing. In response, the Chinese government took measures to rein in inflation and cool economic growth. Bank reserve ratios were raised, and the People’s Bank of China raised the benchmark interest rates. Property prices rose in 67 Chinese cities in June 2011, prompting the country’s banking regulator to extend restrictions controlling property lending. Bank shares declined on concerns that excess infrastructure-based lending to municipal government-controlled firms would be detrimental.

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

The HSBC China Manufacturing Purchasing Managers Index, which focuses on small- and medium-sized enterprises, dipped in July 2011 to its lowest level since March 2009, suggesting that a tight credit environment was impeding private sector firms. As investors’ attitudes shifted between concerns about inflation to optimism about economic and corporate growth, the Chinese market remained volatile during the period.

All of the ten major sectors within the Index declined during the reporting period. The information technology sector registered declines and was the most significant detractor from Index returns. The consumer staples sector detracted meaningfully from Index returns, as did the consumer discretionary and industrials sectors. The telecommunications services sector suffered the largest absolute decline, but, at less than 1% of the Index, its impact on Index returns was negligible.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI INDONESIA INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/11			Inception to 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
26.31%	30.71%	27.37%	25.27%	29.49%	26.21%	34.82%	40.87%	35.96%

Total returns for the period since inception are calculated from the inception date of the Fund (5/5/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/7/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INDONESIA INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION
As of 8/31/11
Sector*	Percentage of Net Assets
Financial	33.22%

Consumer Non-Cyclical	14.43

Consumer Cyclical	14.42

Energy	10.88

Communications	10.38

Industrial	9.91

Basic Materials	3.19

Utilities	3.12

Diversified	0.31

Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 8/31/11
Security	Percentage of Net Assets
PT Astra International Tbk	12.96%

PT Bank Central Asia Tbk	9.49

PT Telekomunikasi Indonesia Tbk	7.08

PT Bank Rakyat Indonesia Tbk	6.99

PT Bank Mandiri Tbk	6.13

PT United Tractors Tbk	3.83

PT Bumi Resources Tbk	3.82

PT Perusahaan Gas Negara Tbk	3.12

PT Gudang Garam Tbk	3.08

PT Bank Negara Indonesia (Persero) Tbk	2.95

TOTAL	59.45%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Indonesia Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Indonesia Investable Market IndexSM (the “Index”). The Index is a free-float adjusted market capitalization weighted index designed to measure the performance of equity securities in the top 99% by market capitalization of equity securities listed on stock exchanges in Indonesia. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 26.31%, net of fees, while the total return for the Index was 27.37%.

The Indonesian equity market delivered solid results for the reporting period, surpassing the performance of the broader international market. Indonesia weathered the global financial crisis better than many of its Asian neighbors because of its relatively large reliance on domestic consumption as a component of economic growth. However, as an exporter of minerals, Indonesia enjoyed strong growth in its export trade as demand and prices for commodities climbed during the reporting period. These gains translated into robust economic growth, as evidenced by first and second quarter 2011 gross domestic product (“GDP”) growth of 6.50% versus the first and second quarters of the previous year.

Complementing the strength of Indonesia’s mining sector, the government enacted a plan to inject $22.3 billion to create and stimulate a strong industrial economy, in order to achieve a more broad and sustainable base for economic growth. As a result, domestic consumption grew 4.5% for the first quarter of 2011, contributing 2.6% to the GDP rate in the first quarter.

The central bank of Indonesia raised the discount rate in February 2011 to 6.75%, where it remained for the duration of the reporting period. Inflation slowed during the reporting period, reaching 4.7% in August 2011.

In this environment, eight of the ten major sectors within the Index delivered positive results during the reporting period. One of the largest sectors at 31% of the Index, the financials sector, registered solid gains and was the largest single sector contributor to Index returns. The consumer discretionary and consumer staples sectors both enjoyed robust absolute gains and added meaningfully to performance. The energy sector also contributed substantially to Index gains, benefiting from rising energy prices during the reporting period. Both the utilities and telecommunications services sectors suffered declines for the reporting period. Because their representation in the Index is small, the impact on returns during the reporting period was slight.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI IRELAND CAPPED INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/11			Inception to 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
6.03%	7.68%	6.15%	(9.21)%	(8.48)%	(8.92)%	(12.03)%	(11.09)%	(11.60)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/5/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/7/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI IRELAND CAPPED INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION
As of 8/31/11
Sector	Percentage of Net Assets
Consumer Non-Cyclical	38.92%

Industrial	29.38

Consumer Cyclical	14.06

Financial	6.26

Diversified	4.53

Basic Materials	4.50

Communications	1.95

Short-Term and Other Net Assets	0.40

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 8/31/11
Security	Percentage of Net Assets
CRH PLC	22.95%

Kerry Group PLC Class A	11.51

Elan Corp. PLC	10.98

Paddy Power PLC	4.54

DCC PLC	4.53

Smurfit Kappa Group PLC	4.50

Kingspan Group PLC	4.37

Bank of Ireland	4.35

Ryanair Holdings PLC SP ADR	4.29

C&C Group PLC	4.29

TOTAL	76.31%

The iShares MSCI Ireland Capped Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Ireland Investable Market 25/50 IndexSM (the “Index”). The Index is a free-float adjusted market capitalization weighted index designed to measure the performance of equity securities in the top 99% by market capitalization of equity securities listed on stock exchanges in Ireland. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 6.03%, net of fees, while the total return for the Index was 6.15%.

The Ireland stock market, as represented by the Index, generally climbed from the beginning of the reporting period through May 2011. However, heading into the summer of 2011, the stalled global economic recovery as well as Europe’s debt crisis re-emerged as investor concerns, and the Index declined. After a sharp sell-off in August, the Index posted a modest loss for the reporting period.

Boosted by strong exports, Ireland’s economy expanded by 1.3 percent in the first quarter of 2011 over the previous quarter. By June 2011, Ireland’s trade surplus reached record levels, up 8% over the previous month. The government had targeted 2 percent gross domestic product (“GDP”) growth for 2011. Reflecting this improvement, the Irish 10-year bond yield dropped from 14% in mid-July to 9% at the end of the reporting period. Ireland has benefited from a corporate tax rate that is about half the prevailing rate in other euro-zone countries. Inflation in Ireland was 2.2% as of August 2011.

Ireland’s most active trading partner is the United Kingdom, followed by the rest of the countries in the euro-zone. The United Kingdom’s economy was sluggish in the second quarter of 2011, advancing just 0.2% compared to the prior quarter. The Bank of England maintained short-term interest rates at 0.5%, where the level has been since March 2009. Meanwhile, the unemployment rate reached 7.9% in the May-July 2011 period. During the second quarter of 2011, GDP for the 17-member euro zone rose just 0.2% versus the previous quarter. In Germany, GDP rose just 0.1% in the second quarter of 2011 versus the prior quarter, while France’s GDP was flat over the same period.

French President Nicolas Sarkozy and German Chancellor Angela Merkel have launched a plan to standardize corporate tax rates throughout Europe, which would force Ireland to raise its corporate tax rate. If enacted, this would force Ireland to abandon a competitive advantage.

Meanwhile, investors continued to face uncertainty from the weaker countries in the euro zone. In mid-July, European Union leaders reached an agreement on a second rescue package for Greece. In addition, Spain, Portugal and Ireland’s debts were downgraded and investors continued to fear that Europe’s debt crisis would spread to more countries.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI NEW ZEALAND INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2011

Cumulative Total Returns

Inception to 8/31/11

NAV	MARKET	INDEX
31.39%	32.12%	32.22%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 9/1/10.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/2/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NEW ZEALAND INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION
As of 8/31/11
Sector*	Percentage of Net Assets
Industrial	31.01%

Communications	22.52

Financial	11.69

Utilities	11.59

Consumer Cyclical	10.46

Consumer Non-Cyclical	8.61

Basic Materials	2.36

Energy	1.01

Short-Term and Other Net Assets	0.75

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 8/31/11
Security	Percentage of Net Assets
Fletcher Building Ltd.	18.65%

Telecom Corp. of New Zealand Ltd.	17.71

Auckland International Airport Ltd.	6.30

Sky City Entertainment Group Ltd.	5.66

Contact Energy Ltd.	4.99

Sky Network Television Ltd.	4.81

Fisher & Paykel Healthcare Corp. Ltd.	4.79

Mainfreight Ltd.	3.76

Goodman Property Trust	3.59

Infratil Ltd.	3.50

TOTAL	73.76%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI New Zealand Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI New Zealand Investable Market IndexSM (the “Index”). The Index is a free-float adjusted market capitalization weighted index designed to measure the performance of equity securities in the top 99% by market capitalization of equity securities listed on stock exchanges in New Zealand. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from September 1, 2010 (inception date of the Fund) through August 31, 2011, the total return for the Fund was 31.39%, net of fees, while the total return for the Index was 32.22%.

The New Zealand stock market, as represented by the Index, generally climbed from the beginning of the reporting period through February 2011, when the country suffered a massive earthquake. Recovering after a few weeks, the stock market began to ascend again. However, heading into August, the stalled global economic recovery as well Europe’s debt crisis re-emerged as investor concerns, and the Index declined. Despite a sharp sell-off, the Index posted a double-digit gain for the reporting period.

One of the New Zealand’s most devastating earthquakes took place on February 22, 2011. A 6.3 magnitude quake struck in the downtown district of Christchurch, one of New Zealand’s largest cities, causing about 200 deaths as well as massive damage to office towers, churches and thousands of homes. Despite the quake’s damage, New Zealand’s gross domestic product advanced 0.8% in the first quarter of 2011 compared to the prior quarter, up from 0.5% in the fourth quarter of 2010.

Throughout the reporting period, the Reserve Bank of New Zealand held short-term interest rates at 2.5%. Meanwhile, the unemployment rate ranged from 6.5% to 7% during the reporting period. Inflation jumped significantly to over 5% by summer 2011, up from about 2% during the prior year, partly explained by a December 2010 increase in the goods and services tax from 12.5% to 15%.

New Zealand’s economy is heavily dependent on agricultural exports such as dairy products, fruit and vegetables, fish and wool. It imports machinery and equipment, vehicles and aircraft, electronics, textiles and plastics. During the reporting period, the country maintained a trade surplus (i.e., exports exceed imports), although the surplus diminished late in the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NEW ZEALAND INVESTABLE MARKET INDEX FUND

Meanwhile, investors continued to face uncertainty from the economic crisis in Europe, some 10,000 miles away. In mid-July, European Union leaders reached an agreement on a second rescue package for Greece. Spain, Portugal and Ireland’s debts were downgraded as investors feared that Europe’s debt crisis would spread to more countries.

From a sector perspective, telecommunications services, materials, industrials and consumer discretionary contributed significantly to the Index’s return for the reporting period, while the energy sector was the only negative contributor.

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI PHILIPPINES INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2011

Cumulative Total Returns

Inception to 8/31/11

NAV	MARKET	INDEX
0.29%	1.15%	(0.45)%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 9/28/10.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/29/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PHILIPPINES INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION
As of 8/31/11
Sector*	Percentage of Net Assets
Financial	40.38%

Diversified	14.72

Utilities	14.53

Consumer Cyclical	13.38

Communications	10.86

Energy	3.96

Basic Materials	1.35

Short-Term and Other Net Assets	0.82

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 8/31/11
Security	Percentage of Net Assets
SM Investments Corp.	8.30%

Philippine Long Distance Telephone Co.	7.57

Bank of the Philippine Islands	6.95

Ayala Land Inc.	6.93

Aboitiz Equity Ventures Inc.	6.64

Manila Electric Co.	6.23

SM Prime Holdings Inc.	5.50

Metropolitan Bank & Trust Co.	4.89

Aboitiz Power Corp.	4.64

Banco de Oro Unibank Inc.	4.55

TOTAL	62.20%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Philippines Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Philippines Investable Market IndexSM (the “Index”). The Index is a free-float adjusted market capitalization weighted index designed to measure the performance of equity securities in the top 99% by market capitalization of Philippine equity markets. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from September 28, 2010 (inception date of the Fund) through August 31, 2011, the total return for the Fund was 0.29%, net of fees, while the total return for the Index was (0.45)%.

The Philippines equity market declined modestly for the reporting period amid high levels of volatility. After experiencing robust growth early in the reporting period, the Philippine economy decelerated, registering a 3.4% gross domestic product growth rate for the second quarter of 2011 versus a rate of 8.9% in the second quarter of the previous year, and falling far short of the government’s goal.

The Philippines is a major exporter, with electronic products representing more than 50% of its export revenues. Key export partners are the United States, Singapore, Japan, China, and Hong Kong, as well as Europe. Hampered by the European sovereign debt crisis, the disruption caused by the Japanese earthquake and tsunami, and the weak economic conditions of many of its Asian trading partners, the country experienced a slowdown in export trade in the reporting period. It derived much of its economic growth from the agriculture sector, the manufacturing sector, and the services sectors. As with the currencies of many of its Asian neighbors, the Philippine peso appreciated against the U.S. dollar during the reporting period as many investors sought growth opportunities.

Four of the eight major sectors represented within the Index declined during the reporting period. One of the largest sectors at 18% of the Index, the industrials sector was the most significant detractor from Index returns. The financials sector, the largest sector by far at approximately 44% of the Index, declined and detracted from Index performance, as did the consumer staples and consumer discretionary sectors. On the positive side, the utilities sector contributed meaningfully to Index performance, helping to trim losses. Although the materials sector gained amid rising commodity prices, it represented less than 2% of the Index, so its impact on Index performance for the reporting period was negligible.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI POLAND INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/11			Inception to 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
12.63%	12.46%	12.50%	24.33%	23.74%	24.12%	31.89%	31.11%	31.47%

Total returns for the period since inception are calculated from the inception date of the Fund (5/25/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/26/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI POLAND INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION
As of 8/31/11
Sector*	Percentage of Net Assets
Financial	38.93%

Basic Materials	16.33

Energy	14.71

Utilities	11.08

Communications	9.14

Industrial	3.26

Consumer Non-Cyclical	2.15

Consumer Cyclical	1.79

Technology	1.67

Short-Term and Other Net Assets	0.94

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 8/31/11
Security	Percentage of Net Assets
KGHM Polska Miedz SA	12.39%

Powszechna Kasa Oszczednosci Bank Polski SA	11.41

Powszechny Zaklad Ubezpieczen SA	10.03

Bank Pekao SA	8.73

Polska Grupa Energetyczna SA	6.82

Telekomunikacja Polska SA	4.89

Polski Koncern Naftowy Orlen SA	4.84

Polskie Gornictwo Naftowe i Gazownictwo SA	4.02

Tauron Polska Energia SA	3.14

Jastrzebska Spolka Weglowa SA	2.58

TOTAL	68.85%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Poland Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Poland Investable Market IndexSM (the “Index”). The Index is a free-float adjusted market capitalization weighted index designed to measure the performance of equity securities in the top 99% by market capitalization of equity securities listed on stock exchanges in Poland. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 12.63%, net of fees, while the total return for the Index was 12.50%.

As represented by the Index, the Polish stock market posted a double-digit gain for the reporting period. The period began on a positive note, with Poland’s equity market rallying sharply along with many of the world’s stock markets as steadily improving economic data boosted investor confidence in a global economic recovery. Strong demand in Europe for Poland’s exports helped boost the country’s economy and stock market. From the beginning of the reporting period through early November 2010, the Polish equity market surged by more than 30%.

In November, a worsening sovereign debt crisis in Europe led to a financial bailout of Ireland by the European Union. The resulting concerns about fiscal issues elsewhere in the euro-zone and the potential negative impact on economic growth led to a steep decline in the Index for the month. The Index remained volatile through the first quarter of 2011, buffeted by a series of global events, including heightened political turmoil in the Middle East and North Africa, as well as an earthquake and tsunami in Japan.

Poland’s stock market rebounded to reach new highs in April, but it gave back some ground over the last four months of the reporting period as additional bailouts in Europe and government infighting about the federal debt ceiling in the U.S. cast doubts on the sustainability of the global recovery. Nonetheless, the Polish economy grew stronger during the reporting period, growing by 4.3% for the 12 months ended June 30, 2011, compared with a 3.5% growth rate for the prior 12 month period. The increase in economic activity was accompanied by higher inflation, which rose from 2.0% to 4.3% during the reporting period. In response, the Polish central bank raised its benchmark interest rate from 3.75% to 4.50% during the first half of 2011, to keep inflation in check.

Polish stocks benefited from a decline in the U.S. dollar, which boosted Polish equity returns for U.S. investors. The dollar depreciated by 9.5% versus the Polish zloty for the reporting period as U.S. interest rates remained near historically low levels and fiscal deficit concerns intensified.

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI POLAND INVESTABLE MARKET INDEX FUND

Within the Index, the best-performing sector was the materials sector, which gained more than 80% for the reporting period thanks to a strong increase in demand for commodities and higher commodity prices. The energy and telecommunication services sectors also generated solid gains for the reporting period. The largest sector weighting in the Index was financials, which comprised just under 40% of the Index as of August 31, 2011. The Index’s financial stocks produced positive returns but trailed the overall return of the Index. The weakest performers in the Index included the industrials, information technology, and consumer discretionary sectors, all of which posted double-digit declines for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2011 to August 31, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI Index Fund	Beginning Account Value[a] (3/1/11)	Ending Account Value (8/31/11)	Annualized Expense Ratio	Expenses Paid During Period[b] (3/1/11 to 8/31/11)
All Peru Capped
Actual	$1,000.00	$ 891.90	0.51%	$2.43
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Brazil Small Cap
Actual	1,000.00	983.00	0.58	2.90
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.58	2.96
China
Actual	1,000.00	902.50	0.58	2.34
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.58	2.96
China Small Cap
Actual	1,000.00	805.50	0.58	2.64
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.58	2.96

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Index Fund	Beginning Account Value[a] (3/1/11)	Ending Account Value (8/31/11)	Annualized Expense Ratio	Expenses Paid During Period[b] (3/1/11 to 8/31/11)
Indonesia Investable Market
Actual	$1,000.00	$1,152.70	0.58%	$3.15
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.58	2.96
Ireland Capped Investable Market
Actual	1,000.00	893.00	0.51	2.43
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
New Zealand Investable Market
Actual	1,000.00	1,147.00	0.51	2.76
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Philippines Investable Market
Actual	1,000.00	1,157.90	0.59	3.21
Hypothetical (5% return before expenses)	1,000.00	1,022.20	0.59	3.01
Poland Investable Market
Actual	1,000.00	897.60	0.58	2.77
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.58	2.96

[a]	The beginning of the period is March 29, 2011 (commencement of operations) for the iShares MSCI China Index Fund.
[b]

The actual expenses for the Funds are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (155 days for the iShares MSCI China Index Fund and 184 days for all other Funds) and divided by the number of days in the year (365 days). Hypothetical expenses for all the Funds, which are based on a hypothetical half year, are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	29

Schedule of Investments

iSHARES® MSCI ALL PERU CAPPED INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.56%

AGRICULTURE – 1.08%
Casa Grande SAA	905,708	$5,115,681

		5,115,681

BANKS – 16.00%
Banco Continental SA	4,956,998	10,908,486
Credicorp Ltd.	648,682	64,634,675

		75,543,161

BUILDING MATERIALS – 3.05%
Cementos Lima SA	6,360,315	5,435,369
Cementos Pacasmayo SAA	4,896,229	8,978,964

		14,414,333

DIVERSIFIED FINANCIAL SERVICES – 3.35%
Intergroup Financial Services Corp.	620,419	15,820,684

		15,820,684

ELECTRIC – 3.93%
Edegel SA	13,336,825	7,826,488
Empresa de Distribucion Electrica de Lima Norte SA	1,626,213	2,027,920
Luz del Sur SAA	3,724,618	8,701,932

		18,556,340

ENGINEERING & CONSTRUCTION – 3.92%
Grana y Montero SA	8,541,553	18,483,463

		18,483,463

FOOD – 6.48%
Alicorp SA	11,389,713	22,265,605
Copeinca ASA[a]	1,003,245	8,346,308

		30,611,913

IRON & STEEL – 2.66%
Corporacion Aceros Arequipa SA	7,832,652	7,038,327
Empresa Siderurgica del Peru SAA[a]	11,470,621	5,511,283

		12,549,610

MACHINERY – 2.45%
Ferreyros SA	11,657,579	11,544,274

		11,544,274

MINING – 53.67%
Compania de Minas Buenaventura SA SP ADR	2,049,077	95,958,276
Compania Minera Atacocha SA Class Ba	9,055,192	3,586,872
Compania Minera Milpo SA	7,476,604	15,219,201

Security	Shares	Value
Hochschild Mining PLC	2,645,579	$21,753,714
Minsur SA	16,768,054	20,910,099
Sociedad Minera Cerro Verde SA	466,753	18,576,769
Sociedad Minera el Brocal SA	352,017	5,813,800
Southern Copper Corp.	1,471,327	49,686,713
Volcan Compania Minera SAA Class B	19,871,856	21,865,237

		253,370,681

OIL & GAS – 2.97%
Maple Energy PLC[a]	6,265,445	7,142,607
Refineria la Pampilla SA	22,577,756	6,873,111

		14,015,718

TOTAL COMMON STOCKS
(Cost: $528,489,718)		470,025,858

SHORT-TERM INVESTMENTS – 0.26%

MONEY MARKET FUNDS – 0.26%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	1,219,132	1,219,132

		1,219,132

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,219,132)		1,219,132

TOTAL INVESTMENTS
IN SECURITIES – 99.82%
(Cost: $529,708,850)		471,244,990

Other Assets, Less Liabilities – 0.18%		846,247

NET ASSETS – 100.00%		$472,091,237

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BRAZIL SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 76.83%

AGRICULTURE – 1.63%
SLC Agricola SA	88,000	$876,122

		876,122

APPAREL – 1.39%
Grendene SA	160,000	744,584

		744,584

AUTO PARTS & EQUIPMENT – 3.58%
Autometal SA	44,000	359,925
Iochpe-Maxion SA	116,200	1,353,715
Plascar Participacoes Industriais SAa	144,440	208,292

		1,921,932

BUILDING MATERIALS – 1.35%
Eternit SA	136,000	722,821

		722,821

CHEMICALS – 0.36%
Fertilizantes Heringer SAa	35,905	192,187

		192,187

COMMERCIAL SERVICES – 11.46%
Estacio Participacoes SA	116,000	1,328,740
Kroton Educacional SAa	84,200	938,501
Mills Estruturas e Servicos de Engenharia SA	112,000	1,411,285
Santos Brasil Participacoes SA	84,000	1,491,688
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	83,710	975,211

		6,145,425

DISTRIBUTION & WHOLESALE – 0.61%
Kepler Weber SAa	2,016,441	330,148

		330,148

ELECTRIC – 2.17%
Equatorial Energia SA	96,000	716,373
Redentor Energia SA	100,000	448,362

		1,164,735

ENERGY – ALTERNATE SOURCES – 0.96%
Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SAa	1,337,000	513,583

		513,583

Security	Shares	Value
FOOD – 2.64%
Minerva SA	80,600	$269,513
Sao Martinho SA	80,000	1,147,103

		1,416,616

HEALTH CARE – PRODUCTS – 0.91%
Cremer SA	52,000	487,909

		487,909

HEALTH CARE – SERVICES – 1.84%
Fleury SA	68,000	984,887

		984,887

HOLDING COMPANIES – DIVERSIFIED – 1.03%
TPI – Triunfo Participacoes e Investimentos SA	92,000	550,378

		550,378

HOME BUILDERS – 4.78%
Even Construtora e Incorporadora SA	292,200	1,275,155
Tecnisa SA	180,000	1,286,524

		2,561,679

INSURANCE – 2.64%
Brasil Insurance Participacoes e Administracao SA	88,000	1,052,897
Tempo Participacoes SAa	152,000	363,728

		1,416,625

INVESTMENT COMPANIES – 0.55%
IdeiasNet SAa	153,200	294,244

		294,244

MANUFACTURING – 0.32%
Companhia Providencia Industria e Comercio SA	48,000	169,270

		169,270

PHARMACEUTICALS – 0.32%
Profarma Distribuidora de Produtos Farmaceuticos SA	28,000	174,559

		174,559

REAL ESTATE – 21.39%
Aliansce Shopping Centers SA	136,000	1,074,811
BR Properties SA	268,400	2,976,401
Brasil Brokers Participacoes SA	224,200	1,087,116
EZ TEC Empreendimentos e Participacoes SA	80,000	808,564

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
General Shopping Brasil SAa	44,000	$318,640
Helbor Empreendimentos SA	68,000	898,816
Iguatemi Empresa de Shopping Centers SA	56,000	1,190,176
JHSF Participacoes SA	160,000	458,438
LPS Brasil – Consultoria de Imoveis SA	48,000	1,056,423
Rodobens Negocios Imobiliarios SA	48,200	346,020
Sonae Sierra Brasil SA	40,000	596,977
Trisul SA	94,000	227,897
Viver Incorporadora e Construtora SAa	297,105	430,316

		11,470,595

RETAIL – 7.10%
Arezzo Industria e Comercio SA	80,000	1,108,312
Drogasil SA	164,000	1,290,932
Raia SAa	44,000	775,819
Restoque Comercio e Confeccoes de Roupas SAa	44,000	630,076

		3,805,139

TRANSPORTATION – 5.98%
Julio Simoes Logistica SA	124,000	749,622
LLX Logistica SAa	552,000	1,418,237
Log-in Logistica Intermodal SAa	88,200	422,116
Tegma Gestao Logistica SA	44,000	615,113

		3,205,088

WATER – 3.82%
Companhia de Saneamento de Minas Gerais SA	104,000	2,049,874

		2,049,874

TOTAL COMMON STOCKS
(Cost: $41,785,741)		41,198,400

PREFERRED STOCKS – 22.78%

AUTO PARTS & EQUIPMENT – 5.98%
Marcopolo SA	444,000	1,708,338
Randon Implementos e Participacoes SA	228,000	1,497,506

		3,205,844

BANKS – 4.38%
Banco Daycoval SA	100,000	547,859
Banco Industrial e Comercial SA	141,345	792,173
Banco Panamericano SA	136,400	480,149
Banco Pine SA	47,947	310,085

Security	Shares	Value
Parana Banco SA	32,000	$221,461

		2,351,727

BUILDING MATERIALS – 0.75%
Eucatex SA	92,000	399,748

		399,748

CHEMICALS – 0.50%
Unipar Participacoes SA Class B	1,215,111	267,814

		267,814

COMMERCIAL SERVICES – 1.44%
Contax Participacoes SA	60,000	771,536

		771,536

ELECTRIC – 3.09%
Centrais Eletricas de Santa Catarina SA Class B	36,000	870,302
Companhia Energetica do Ceara Class A	40,000	785,894

		1,656,196

INTERNET – 0.64%
Universo Online SA	32,000	343,577

		343,577

INVESTMENT COMPANIES – 0.48%
Jereissati Participacoes SA	320,000	259,950

		259,950

IRON & STEEL – 1.05%
Companhia Ferro Ligas da Bahia – Ferbasa	87,910	564,661

		564,661

MACHINERY – 0.50%
Inepar SA Industria e Construcoes	137,195	269,552

		269,552

MANUFACTURING – 0.51%
Forjas Taurus SA	213,618	271,731

		271,731

MEDIA – 1.13%
Saraiva Livreiros Editores SA	36,000	605,063

		605,063

METAL FABRICATE & HARDWARE – 2.33%
Confab Industrial SA	409,044	1,251,860

		1,251,860

TOTAL PREFERRED STOCKS
(Cost: $13,233,139)		12,219,259

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL SMALL CAP INDEX FUND

August 31, 2011

Value
TOTAL INVESTMENTS
IN SECURITIES – 99.61%
(Cost: $55,018,880)	$53,417,659

Other Assets, Less Liabilities – 0.39%	207,227

NET ASSETS – 100.00%	$53,624,886

[a]	Non-income earning security.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® MSCI CHINA INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.82%

AEROSPACE & DEFENSE – 0.13%
AviChina Industry & Technology Co. Ltd. Class H	60,000	$28,809

		28,809

AGRICULTURE – 0.38%
Chaoda Modern Agriculture (Holdings) Ltd.	100,000	32,479
China Agri-Industries Holdings Ltd.	55,000	51,331

		83,810

AIRLINES – 0.50%
Air China Ltd. Class H	70,000	70,722
China Southern Airlines Co. Ltd. Class Ha	60,000	39,591

		110,313

AUTO MANUFACTURERS – 1.78%
Brilliance China Automotive Holdings Ltd.[a]	80,000	97,052
Dongfeng Motor Group Co. Ltd. Class H	100,000	159,442
Great Wall Motor Co. Ltd. Class H	37,500	53,918
Guangzhou Automobile Group Co. Ltd. Class H	80,000	86,576

		396,988

AUTO PARTS & EQUIPMENT – 0.50%
Geely Automobile Holdings Ltd.	125,000	35,945
Weichai Power Co. Ltd. Class H	15,000	74,715

		110,660

BANKS – 21.34%
Agricultural Bank of China Ltd. Class H	655,000	315,322
Bank of China Ltd. Class H	2,370,000	979,685
Bank of Communications Co. Ltd. Class H	260,200	193,739
China CITIC Bank Corp. Ltd. Class Ha	265,800	142,631
China Construction Bank Corp. Class H	1,700,000	1,261,417
China Merchants Bank Co. Ltd. Class H	137,500	293,370
China Minsheng Banking Corp. Ltd. Class H	132,500	110,053
Chongqing Rural Commercial Bank Co. Ltd.
Class Ha	80,000	38,513
Industrial and Commercial Bank of China Ltd. Class H	2,150,000	1,413,157

		4,747,887

BEVERAGES – 0.27%
Tsingtao Brewery Co. Ltd. Class H	10,000	59,053

		59,053

Security	Shares	Value
BUILDING MATERIALS – 2.44%
Anhui Conch Cement Co. Ltd. Class H	42,500	$177,864
BBMG Corp. Class H	40,000	44,880
China National Building Material Co. Ltd. Class H	100,000	168,172
China Resources Cement Holdings Ltd.	70,000	65,690
China Shanshui Cement Group Ltd.	60,000	59,541
CSG Holding Co. Ltd. Class B	27,000	27,313

		543,460

CHEMICALS – 1.15%
China BlueChemical Ltd. Class H	60,000	47,217
Dongyue Group Ltd.	35,000	27,857
Huabao International Holdings Ltd.	65,000	50,066
Kingboard Chemical Holdings Co. Ltd.	20,000	77,539
Sinofert Holdings Ltd.	70,000	21,747
Sinopec Shanghai Petrochemical Co. Ltd. Class H	80,000	32,453

		256,879

COAL – 5.12%
China Coal Energy Co. Class H	145,000	194,335
China Shenhua Energy Co. Ltd. Class H	120,000	556,123
Hidili Industry International Development Ltd.	35,000	18,467
Inner Mongolia Yitai Coal Co. Ltd. Class B	21,000	119,679
Shougang Fushan Resources Group Ltd.	100,000	47,242
Yanzhou Coal Mining Co. Ltd. Class H	70,000	203,539

		1,139,385

COMMERCIAL SERVICES – 0.66%
COSCO Pacific Ltd.	60,000	82,109
Jiangsu Expressway Co. Ltd. Class H	40,000	33,429
Zhejiang Expressway Co. Ltd. Class H	50,000	31,195

		146,733

COMPUTERS – 0.63%
Lenovo Group Ltd.	210,000	140,725

		140,725

DIVERSIFIED FINANCIAL SERVICES – 0.20%
China Everbright Ltd.	30,000	43,750

		43,750

ELECTRIC – 0.84%
China Resources Power Holdings Co. Ltd.	60,000	101,365

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA INDEX FUND

August 31, 2011

Security	Shares	Value
Datang International Power Generation Co. Ltd. Class H	110,000	$30,643
Huaneng Power International Inc. Class H	110,000	53,944

		185,952

ELECTRICAL COMPONENTS & EQUIPMENT – 0.61%
BYD Co. Ltd. Class Ha	17,500	36,529
China High Speed Transmission Equipment Group Co. Ltd.	40,000	23,467
Dongfang Electric Corp. Ltd. Class H	12,000	40,823
Zhuzhou CSR Times Electric Co. Ltd. Class H	15,000	35,740

		136,559

ENERGY – ALTERNATE SOURCES – 0.77%
China Longyuan Power Group Corp. Ltd. Class H	70,000	63,533
GCL-Poly Energy Holdings Ltd.	245,000	108,195

		171,728

ENGINEERING & CONSTRUCTION – 1.31%
Beijing Capital International Airport Co. Ltd. Class Ha	70,000	33,429
China Communications Construction Co. Ltd. Class H	155,000	112,226
China Railway Construction Corp. Ltd. Class H	70,000	37,203
China Railway Group Ltd. Class H	140,000	40,259
China State Construction International Holdings Ltd.	50,000	39,796
Metallurgical Corp. of China Ltd. Class H	100,000	28,371

		291,284

FOOD – 2.90%
China Mengniu Dairy Co. Ltd.	45,000	160,598
China Yurun Food Group Ltd.	50,000	113,612
Tingyi (Cayman Islands) Holding Corp.	70,000	197,249
Want Want China Holdings Ltd.	210,000	173,885

		645,344

FOREST PRODUCTS & PAPER – 0.32%
Lee & Man Paper Manufacturing Ltd.	60,000	27,421
Nine Dragons Paper (Holdings) Ltd.	60,000	43,134

		70,555

Security	Shares	Value
GAS – 0.46%
ENN Energy Holdings Ltd.	30,000	$103,021

		103,021

HEALTH CARE – PRODUCTS – 1.30%
Hengan International Group Co. Ltd.	25,000	213,424
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	60,000	75,562

		288,986

HOLDING COMPANIES – DIVERSIFIED – 2.59%
Beijing Enterprises Holdings Ltd.	17,500	84,471
China Merchants Holdings (International) Co. Ltd.	40,000	119,646
China Resources Enterprise Ltd.	40,000	162,267
CITIC Pacific Ltd.	45,000	90,928
Guangdong Investment Ltd.	90,000	54,418
Shanghai Industrial Holdings Ltd.	20,000	65,472

		577,202

HOME FURNISHINGS – 0.16%
Skyworth Digital Holdings Ltd.	60,000	34,661

		34,661

INSURANCE – 7.20%
China Life Insurance Co. Ltd. Class H	265,000	665,421
China Pacific Insurance (Group) Co. Ltd. Class H	61,000	238,451
China Taiping Insurance Holdings Co. Ltd.[a]	27,000	60,519
PICC Property and Casualty Co. Ltd. Class H	90,000	158,056
Ping An Insurance (Group) Co. of China Ltd. Class H	60,000	480,253

		1,602,700

INTERNET – 4.06%
Alibaba.com Ltd.	45,000	47,659
Tencent Holdings Ltd.	36,000	854,981

		902,640

IRON & STEEL – 0.23%
Angang New Steel Co. Ltd. Class H	40,000	31,221
Maanshan Iron & Steel Co. Ltd. Class H	60,000	21,105

		52,326

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI CHINA INDEX FUND

August 31, 2011

Security	Shares	Value
MACHINERY – 0.84%
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. Class H	46,160	$79,169
Lonking Holdings Ltd.	70,000	28,397
Sany Heavy Equipment International Holdings Co. Ltd.	35,000	34,732
Shanghai Electric Group Co. Ltd. Class H	100,000	45,830

		188,128

MACHINERY – CONSTRUCTION & MINING – 0.11%
China National Materials Co. Ltd. Class H	40,000	24,186

		24,186

MANUFACTURING – 0.32%
China International Marine Containers Group Co. Ltd. Class B	22,500	31,167
Fosun International Ltd.	57,500	40,008

		71,175

METAL FABRICATE & HARDWARE – 0.76%
China Zhongwang Holdings Ltd.	58,000	25,464
Jiangxi Copper Co. Ltd. Class H	50,000	143,139

		168,603

MINING – 1.45%
Aluminum Corp. of China Ltd. Class H	140,000	93,457
China Molybdenum Co. Ltd. Class H	45,000	26,169
Minmetals Resources Ltd.[a]	60,000	35,663
Zhaojin Mining Industry Co. Ltd. Class H	30,000	70,093
Zijin Mining Group Co. Ltd. Class H	210,000	97,591

		322,973

OIL & GAS – 13.34%
China Petroleum & Chemical Corp. Class H	590,000	582,452
CNOOC Ltd.	635,000	1,296,143
Kunlun Energy Co. Ltd.	80,000	123,241
PetroChina Co. Ltd. Class H	750,000	966,667

		2,968,503

OIL & GAS SERVICES – 0.35%
China Oilfield Services Ltd. Class H	50,000	78,437

		78,437

PHARMACEUTICALS – 0.51%
China Shineway Pharmaceutical Group Ltd.	15,000	21,413
Sihuan Pharmaceutical Holdings Group Ltd.[a]	65,000	25,367

Security	Shares	Value
Sinopharm Group Co. Ltd. Class H	28,000	$67,433

		114,213

PIPELINES – 0.17%
China Gas Holdings Ltd.	110,000	37,421

		37,421

REAL ESTATE – 5.76%
Agile Property Holdings Ltd.	50,000	67,654
China Overseas Land & Investment Ltd.	140,000	297,266
China Resources Land Ltd.	70,000	114,126
China Vanke Co. Ltd. Class B	46,500	59,695
Country Garden Holdings Co. Ltd.	150,000	66,242
Evergrande Real Estate Group Ltd.	185,000	114,472
Franshion Properties (China) Ltd.	130,000	29,205
Greentown China Holdings Ltd.	22,500	16,897
Guangzhou R&F Properties Co. Ltd. Class H	34,000	40,985
KWG Property Holdings Ltd.	45,000	26,516
Longfor Properties Co. Ltd.	45,000	65,163
Poly (Hong Kong) Investments Ltd.	70,000	41,247
Renhe Commercial Holdings Co. Ltd.	380,000	74,638
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	16,500	18,183
Shimao Property Holdings Ltd.	57,500	60,455
Shui On Land Ltd.	92,500	35,387
Sino-Ocean Land Holdings Ltd.	120,000	56,999
Soho China Ltd.	72,500	64,034
Yuexiu Property Co. Ltd.[a]	180,000	31,657

		1,280,821

RETAIL – 3.84%
Anta Sports Products Ltd.	30,000	40,900
Belle International Holdings Ltd.	150,000	308,101
Bosideng International Holdings Ltd.	80,000	19,821
China Dongxiang (Group) Co. Ltd.	100,000	22,466
Golden Eagle Retail Group Ltd.	25,000	62,711
GOME Electrical Appliances Holdings Ltd.	360,000	154,359
Hengdeli Holdings Ltd.	80,000	38,513
Intime Department Store Group Co. Ltd.	35,000	55,266
Li Ning Co. Ltd.	25,000	34,341
Parkson Retail Group Ltd.	50,000	67,140
Wumart Stores Inc. Class H	20,000	50,015

		853,633

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA INDEX FUND

August 31, 2011

Security	Shares	Value
SEMICONDUCTORS – 0.16%
Semiconductor Manufacturing International Corp.[a]	680,000	$36,664

		36,664
SHIPBUILDING – 0.11%
China Rongsheng Heavy Industry Group Co. Ltd.	62,500	25,274

		25,274
TELECOMMUNICATIONS – 13.54%
China Communications Services Corp. Ltd. Class H	70,000	34,957
China Mobile Ltd.	212,500	2,155,103
China Telecom Corp. Ltd. Class H	490,000	320,181
China Unicom (Hong Kong) Ltd.	210,000	444,821
ZTE Corp. Class H	21,000	58,231

		3,013,293
TRANSPORTATION – 0.71%
China COSCO Holdings Co. Ltd. Class H	92,500	52,011
China Shipping Container Lines Co. Ltd. Class Ha	125,000	28,884
China Shipping Development Co. Ltd. Class H	50,000	35,753
CSR Corp Ltd. Class H	70,000	40,618

		157,266

TOTAL COMMON STOCKS
(Cost: $25,569,670)		22,212,000

SHORT-TERM INVESTMENTS – 0.06%

MONEY MARKET FUNDS – 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares 0.00%[b,c]	13,922	13,922

		13,922

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,922)		13,922

Value
TOTAL INVESTMENTS
IN SECURITIES – 99.88%
(Cost: $25,583,592)	$22,225,922

Other Assets, Less Liabilities – 0.12%	25,884

NET ASSETS – 100.00%	$22,251,806

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.82%

ADVERTISING – 0.07%
SinoMedia Holding Ltd.	36,000	$12,699

		12,699

AEROSPACE & DEFENSE – 0.15%
AVIC International Holding HK Ltd.[a]	774,000	28,295

		28,295

AGRICULTURE – 1.47%
Asian Citrus Holdings Ltd.	162,000	117,404
China Green Holdings Ltd.[b]	108,000	36,988
CP Pokphand Co. Ltd.	1,080,000	116,365

		270,757

AIRLINES – 0.27%
Shandong Airlines Co. Ltd. Class B	32,400	49,829

		49,829

APPAREL – 4.23%
China Lilang Ltd.	99,000	134,351
Daphne International Holdings Ltd.[b]	216,000	239,657
Luthai Textile Co. Ltd. Class B	78,300	71,007
Peak Sport Products Co. Ltd.[b]	171,000	66,460
Ports Design Ltd.[b]	90,000	147,765
Shenzhou International Group Holdings Ltd.	90,000	122,368

		781,608

AUTO MANUFACTURERS – 0.31%
Qingling Motors Co. Ltd.	180,000	56,566

		56,566

AUTO PARTS & EQUIPMENT – 1.11%
Changfeng Axle China Co.[a]	54,000	10,390
Double Coin Holdings Ltd. Class B	54,900	34,477
Minth Group Ltd.[b]	144,000	159,586

		204,453

BEVERAGES – 1.30%
Besunyen Holdings Co.	162,000	52,364
China Huiyuan Juice Group Ltd.[b]	139,500	60,659
China Tontine Wines Group Ltd.[b]	252,000	30,061
Dynasty Fine Wines Group Ltd.	90,000	23,088
Kingway Brewery Holdings Ltd.	162,000	41,559
Tianyi Fruit Holdings Ltd.	72,000	17,547
Yantai North Andre Juice Co. Ltd. Class H	405,000	14,546

		239,824

Security	Shares	Value
BIOTECHNOLOGY – 1.11%
China Mining Resources Group Ltd.[a]	1,638,000	$34,037
Global Bio-Chem Technology Group Co. Ltd.[b]	468,000	143,471
Mingyuan Medicare Development Co. Ltd.[a,b]	540,000	27,706

		205,214

BUILDING MATERIALS – 2.88%
Asia Cement China Holdings Corp.[b]	112,500	80,376
China Fangda Group Co. Ltd. Class Ba	72,000	25,859
China Glass Holdings Ltd.[b]	90,000	17,432
China Grand Forestry Green Resources Group Ltd.[a,c]	1,980,000	29,948
China Singyes Solar Technologies Holdings Ltd.	90,000	64,532
Luoyang Glass Co. Ltd. Class Ha	54,000	16,000
Shanghai Yaohua Pilkington Glass Co. Ltd. Class B	45,000	31,185
TCC International Holdings Ltd.[b]	234,000	121,560
West China Cement Ltd.[b]	558,000	145,295

		532,187

CHEMICALS – 4.21%
China Sanjiang Fine Chemicals Co. Ltd.	144,000	48,762
Danhua Chemical Technology Co. Ltd. Class Ba	44,100	42,777
Fufeng Group Ltd.	189,000	93,577
Hubei Sanonda Co. Ltd. Class Ba	54,900	21,971
Lumena Resources Corp.[b]	594,000	164,573
Shanghai Chlor-Alkali Chemical Co. Ltd. Class Ba	97,200	57,251
Sino Union Energy Investment Group Ltd.[a,b]	900,000	79,655
Yingde Gases Group Co. Ltd.	216,000	214,721
Yip’s Chemical Holdings Ltd.	54,000	54,027

		777,314

COAL – 0.30%
Huscoke Resources Holdings Ltd.	864,000	23,273
Loudong General Nice Resources China Holdings Ltd.	324,000	32,832

		56,105

COMMERCIAL SERVICES – 6.27%
AMVIG Holdings Ltd.	126,000	84,850

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
Anhui Expressway Co. Ltd. Class H	126,000	$77,253
Anxin-China Holdings Ltd.[a]	396,000	86,350
CITIC Resources Holdings Ltd.[a,b]	666,200	105,961
Dynamic Energy Holdings Ltd.[a]	396,000	32,508
Global Energy Resources International Group Ltd.[a]	1,512,000	30,643
Guangdong Provincial Expressway Development Co. Ltd. Class B	79,200	25,397
GZI Transport Ltd.	144,000	61,877
Hi Sun Technology (China) Ltd.[a,b]	459,000	133,647
Hopewell Highway Infrastructure Ltd.	211,500	139,442
Jinzhou Port Co. Ltd. Class B	51,300	25,445
Road King Infrastructure Ltd.	63,000	42,910
Shenzhen Chiwan Wharf Holdings Ltd. Class B	42,300	52,304
Shenzhen Expressway Co. Ltd. Class H	162,000	72,936
Shenzhen International Holdings Ltd.	2,137,500	153,537
Xiamen International Port Co. Ltd. Class H	216,000	32,970

		1,158,030

COMPUTERS – 1.47%
CITIC 21CN Co. Ltd.[a]	522,000	46,200
Great Wall Technology Co. Ltd. Class H	108,000	28,399
Ju Teng International Holdings Ltd.[b]	198,000	41,143
Nan Hai Corp. Ltd.[a]	6,750,000	27,706
PAX Global Technology Ltd.[a]	90,000	23,088
TPV Technology Ltd.[b]	216,000	96,694
World Wide Touch Technology Holdings Ltd.[a]	252,000	8,404

		271,634

COSMETICS & PERSONAL CARE – 0.99%
BaWang International (Group) Holding Ltd.[b]	234,000	27,313
Magic Holdings International Ltd.[a]	99,000	38,604
Vinda International Holdings Ltd.	99,000	116,065

		181,982

DISTRIBUTION & WHOLESALE – 2.36%
China Power New Energy Development Co. Ltd.[a,b]	1,080,000	56,105
Digital China Holdings Ltd.	171,000	290,843
Goldlion Holdings Ltd.	81,000	33,871
Huiyin Household Appliances Holdings Co. Ltd.	162,000	20,156
Inspur International Ltd.	585,000	19,885

Security	Shares	Value
Shanghai Material Trading Co. Ltd. Class Ba	23,400	$15,280

		436,140

DIVERSIFIED FINANCIAL SERVICES – 1.09%
China Communication Telecom Services Co. Ltd.[a]	135,000	20,780
Credit China Holdings Ltd.[b]	180,000	22,857
Goldbond Group Holdings Ltd.	270,000	13,853
Min Xin Holdings Ltd.	54,000	24,451
REXLot Holdings Ltd.	1,575,000	119,193

		201,134

ELECTRIC – 1.21%
China Power International Development Ltd.[b]	432,000	94,754
Enerchina Holdings Ltd.[a]	1,107,000	13,205
Huadian Energy Co. Ltd. Class Ba	103,500	33,120
Zhejiang Southeast Electric Power Co. Ltd. Class B	164,700	82,021

		223,100

ELECTRICAL COMPONENTS & EQUIPMENT – 3.78%
Boer Power Holdings Ltd.	54,000	16,485
Chaowei Power Holdings Ltd.	81,000	49,559
Coslight Technology International Group Ltd.[a]	18,000	6,280
Foshan Electrical and Lighting Co. Ltd.	51,300	43,955
Harbin Power Equipment Co. Ltd. Class Hb	162,000	205,717
HL Technology Group Ltd.[a]	63,000	14,546
Leoch International Technology Ltd.[a]	81,000	37,819
Northeast Electric Development Co. Ltd. Class Ha	72,000	10,159
NVC Lighting Holdings Ltd.	297,000	134,097
Sun King Power Electronics Group Ltd.[a]	162,000	14,130
Tianneng Power International Ltd.	144,000	84,411
Trony Solar Holdings Co. Ltd.[a]	135,000	34,286
Vitar International Holdings Ltd.[a]	365,000	45,882

		697,326

ELECTRONICS – 1.40%
Catic Shenzhen Holdings Ltd. Class Ha	59,715	30,255
China Automation Group Ltd.	135,000	41,732
Regent Manner International Ltd.	144,000	41,190
Shenzhen SEG Co. Ltd. Class Ba,c	69,300	13,843

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
Shijiazhuang Baoshi Electronic Glass Co. Ltd. Class Ba	20,700	$17,258
SVA Electron Co. Ltd. Class Ba	69,300	32,710
Truly International Holdings Ltd.	271,000	38,237
Wasion Group Holdings Ltd.[b]	108,000	42,390

		257,615

ENERGY – ALTERNATE SOURCES – 0.59%
China Suntien Green Energy Corp. Ltd. Class H	324,000	82,287
Viva China Holdings Ltd.[a]	1,602,000	25,891

		108,178

ENGINEERING & CONSTRUCTION – 0.28%
Hainan Meilan International Airport Co. Ltd. Class H	36,000	28,676
Richly Field China Development Ltd.[a]	990,000	23,746

		52,422

ENTERTAINMENT – 0.29%
A8 Digital Music Holdings Ltd.[a]	72,000	10,067
China LotSynergy Holdings Ltd.[a]	1,224,000	21,823
SMI Corp. Ltd.[a,b]	576,000	22,534

		54,424

ENVIRONMENTAL CONTROL – 2.84%
Asia Energy Logistics Group Ltd.[a]	1,440,000	21,241
Beijing Enterprises Water Group Ltd.[a,b]	648,000	166,236
Chiho-Tiande Group Ltd.	72,000	44,514
China Metal Recycling Holdings Ltd.[b]	124,200	148,317
China Water Affairs Group Ltd.[b]	270,000	91,084
Dongjiang Environmental Co. Ltd. Class Ha	9,000	30,015
Tianjin Capital Environmental Protection Group Co. Ltd. Class H	90,000	23,781

		525,188

FOOD – 3.31%
Ausnutria Dairy Corp. Ltd.[b]	90,000	19,856
Beijing Jingkelong Co. Ltd. Class H	45,000	47,850
China Corn Oil Co. Ltd.	63,000	37,011
China Modern Dairy Holdings Ltd.[a]	405,000	111,690
China Starch Holdings Ltd.	585,000	25,513
DaChan Food Asia Ltd.	117,000	26,263
Daqing Dairy Holdings Ltd.[a,b]	108,000	31,308
Global Sweeteners Holdings Ltd.[a,b]	144,000	24,197
Heng Tai Consumables Group Ltd.	679,000	41,805

Security	Shares	Value
Shanghai Dajiang Group Stock Co. Ltd. Class Ba	78,300	$31,320
Uni-President China Holdings Ltd.[b]	261,000	147,638
Xiwang Sugar Holdings Co. Ltd.[a]	126,000	26,505
Yashili International Holdings Ltd.[b]	207,000	39,827

		610,783

FOREST PRODUCTS & PAPER – 0.52%
China Forestry Holdings Ltd.[a,c]	306,000	28,947
China Sunshine Paper Holdings Co. Ltd.	85,500	17,109
Qunxing Paper Holdings Co. Ltd.[a,c]	148,000	24,295
Youyuan International Holdings Ltd.[a]	81,000	25,974

		96,325

GAS – 0.61%
Binhai Investment Co. Ltd.[a]	432,000	21,887
Towngas China Co. Ltd.	144,000	78,131
Zhengzhou Gas Co. Ltd. Class H	9,000	13,276

		113,294

HAND & MACHINE TOOLS – 0.29%
Chongqing Machinery & Electric Co. Ltd. Class H	252,000	53,981

		53,981

HEALTH CARE – PRODUCTS – 1.31%
China Medical System Holdings Ltd.	108,000	100,434
Golden Meditech Holdings Ltd.[a]	360,000	56,797
Microport Scientific Corp.	117,000	58,229
Trauson Holdings Co. Ltd.	72,000	27,244

		242,704

HEALTH CARE – SERVICES – 0.09%
China Public Healthcare Holding Ltd.[a]	2,025,000	16,364

		16,364

HOLDING COMPANIES – DIVERSIFIED – 1.78%
Beijing Development HK Ltd.[a]	99,000	16,508
C C Land Holdings Ltd.[b]	306,000	87,528
China Chengtong Development Group Ltd.	306,000	16,093
Interchina Holdings Co. Ltd.[a,b]	585,000	93,796
Media China Corp. Ltd.[a]	810,000	10,909
Minmetals Land Ltd.[b]	288,000	39,897
Tianjin Development Holdings Ltd.[a,b]	126,000	64,324

		329,055

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
HOME BUILDERS – 0.24%
Baoye Group Co. Ltd. Class H	72,000	$44,145

		44,145

HOME FURNISHINGS – 1.52%
Chigo Holding Ltd.	900,000	50,794
Hefei Meiling Co. Ltd. Class B	26,180	13,735
Hisense Kelon Electrical Holdings Co. Ltd. Class Ha	81,000	19,429
Konka Group Co. Ltd. Class B	67,500	17,489
Royale Furniture Holdings Ltd.	90,000	30,015
TCL Multimedia Technology Holdings Ltd.[a]	126,000	49,132
Tsann Kuen China Enterprise Co. Ltd. Class Ba	126,900	23,114
Welling Holding Ltd.[b]	235,600	41,401
Wuxi Little Swan Co. Ltd. Class B	27,900	35,966

		281,075

HOUSEHOLD PRODUCTS & WARES – 0.40%
Biostime International Holdings Ltd.	36,000	73,883

		73,883

INTERNET – 0.28%
Pacific Online Ltd.	90,900	51,302

		51,302

INVESTMENT COMPANIES – 0.29%
China Merchants China Direct Investments Ltd.	36,000	52,918

		52,918

IRON & STEEL – 1.97%
China Nickel Resources Holding Co. Ltd.	144,000	16,993
China Vanadium Titano-Magnetite Mining Co. Ltd.[b]	225,000	66,667
Chongqing Iron & Steel Co. Ltd. Class Ha	126,000	22,142
Da Ming International Holdings Ltd.[a]	90,000	20,433
Shougang Concord International Enterprises Co. Ltd.	1,080,000	78,962
Tiangong International Co. Ltd.	216,000	39,897
Xingda International Holdings Ltd.[b]	198,000	118,097

		363,191

LEISURE TIME – 1.35%
China Travel International Investment Hong Kong Ltd.	684,000	128,094

Security	Shares	Value
Huangshan Tourism Development Co. Ltd. Class Ba	33,300	$48,385
Jinan Qingqi Motorcycle Co. Ltd. Class Ba	53,100	21,718
Jinshan Development & Construction Co. Ltd. Class Ba	40,500	20,290
Shanghai Jinjiang International Travel Co. Ltd. Class B	15,300	18,100
Zhonglu Co. Ltd. Class Ba	18,000	13,338

		249,925

LODGING – 0.59%
Shanghai Jin Jiang International Hotels Group Co. Ltd. Class H	306,000	47,100
Shanghai Jinjiang International Hotels Development Co. Ltd. Class B	36,000	49,968
Tak Sing Alliance Holdings Ltd.[a]	126,000	11,960

		109,028

MACHINERY – 4.80%
Changchai Co. Ltd. Class Ba	36,000	15,977
China High Precision Automation Group Ltd.	135,000	71,862
Dalian Refrigeration Co. Ltd. Class B	18,000	13,276
First Tractor Co. Ltd. Class H	90,000	80,924
Good Friend International Holdings Inc.	36,000	22,165
Haitian International Holdings Ltd.	135,000	125,370
Hangzhou Steam Turbine Co. Ltd. Class B	53,820	66,066
International Mining Machinery Holdings Ltd.	184,500	187,431
Jingwei Textile Machinery Co. Ltd. Class H	36,000	22,580
SGSB Group Co. Ltd. Class Ba	53,100	27,453
Shandong Molong Petroleum Machinery Co. Ltd. Class H	32,400	20,904
Shanghai Automation Instrumentation Co. Ltd. Class Ba	25,200	15,750
Shanghai Diesel Engine Co. Ltd. Class B	50,400	45,259
Shanghai Erfangji Co. Ltd. Class Ba	55,800	22,655
Shanghai Highly Group Co. Ltd. Class Ba	67,500	42,322
Shanghai Mechanical and Electrical Industry Co. Ltd. Class B	51,300	60,175
Shanghai Prime Machinery Co. Ltd. Class H	180,000	33,478
Shenji Group Kunming Machine Tool Co. Ltd. Class H	36,000	12,237

		885,884

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
MACHINERY – DIVERSIFIED – 0.42%
China Textile Machinery Co. Ltd. Class Ba	27,000	$16,821
Huangshi Dongbei Electrical Appliance Co. Class B	27,900	19,279
L.K. Technology Holdings Ltd.	90,000	27,475
Sinoref Holdings Ltd.	144,000	13,299

		76,874

MANUFACTURING – 0.46%
China Aerospace International Holdings Ltd.	486,000	39,897
China Haidian Holdings Ltd.[b]	396,000	44,699

		84,596

MEDIA – 0.90%
Phoenix Satellite Television Holdings Ltd.	270,000	76,884
Qin Jia Yuan Media Services Co. Ltd.	144,000	15,515
VODone Ltd.[b]	540,000	73,421

		165,820

METAL FABRICATE & HARDWARE – 0.47%
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.	81,000	22,442
CNNC International Ltd.[a]	36,000	13,391
Shengli Oil&Gas Pipe Holdings Ltd.	243,000	27,429
Shougang Concord Century Holdings Ltd.	162,000	9,039
Wafangdian Bearing Co. Ltd. Class B	18,900	14,037

		86,338

MINING – 3.57%
China Precious Metal Resources Holdings Co. Ltd.[a]	432,000	88,659
China Qinfa Group Ltd.[a]	72,000	28,630
China Rare Earth Holdings Ltd.[a]	252,000	65,940
CITIC Dameng Holdings Ltd.[a]	225,000	39,539
Hunan Non-Ferrous Metals Corp. Ltd. Class Ha	396,000	113,779
Lingbao Gold Co. Ltd. Class H	72,000	36,480
North Mining Shares Co. Ltd.[a]	1,620,000	72,728
Real Gold Mining Ltd.[b,c]	126,000	107,395
Sino Prosper State Gold Resources Holdings Ltd.[a]	1,530,000	36,699
Xinjiang Xinxin Mining Industry Co. Ltd. Class H	171,000	68,872

		658,721

Security	Shares	Value
MISCELLANEOUS – MANUFACTURING – 0.10%
Sunny Optical Technology Group Co. Ltd.	81,000	$19,117

		19,117

OIL & GAS – 1.15%
China Oil and Gas Group Ltd.[a]	900,000	65,802
MIE Holdings Corp.[b]	198,000	59,937
PetroAsian Energy Holdings Ltd.[a]	828,000	19,648
Sino Oil And Gas Holdings Ltd.[a]	1,440,000	66,495

		211,882

OIL & GAS SERVICES – 0.78%
Anhui Tianda Oil Pipe Co. Ltd. Class H	63,000	13,737
Anton Oilfield Services Group Ltd.[b]	198,000	27,175
CIMC Enric Holdings Ltd.[a]	54,000	21,126
Honghua Group Ltd.[a]	225,000	26,552
Shenzhen Chiwan Petroleum Supply Base Co. Ltd. Class B	14,400	15,497
Sinopec Kantons Holdings Ltd.	72,000	40,635

		144,722

PACKAGING & CONTAINERS – 0.49%
CPMC Holdings Ltd.	63,000	27,475
Greatview Aseptic Packaging Co. Ltd.[a]	108,000	42,806
Overseas Chinese Town Asia Holdings Ltd.	54,000	20,779

		91,060

PHARMACEUTICALS – 3.91%
China Pharmaceutical Group Ltd.	180,000	62,800
Dawnrays Pharmaceutical Holdings Ltd.	72,000	25,305
Extrawell Pharmaceutical Holdings Ltd.[a]	450,000	37,518
Guangzhou Pharmaceutical Co. Ltd. Class Hb	54,000	46,269
Hua Han Bio-Pharmaceutical Holdings Ltd. Class H	182,400	36,264
Lijun International Pharmaceutical Holding Co. Ltd.[b]	225,000	33,767
Livzon Pharmaceutical Group Inc. Class B	18,000	37,542
Ruinian International Ltd.[b]	162,000	68,572
Shandong Luoxin Pharmacy Stock Co. Ltd. Class H	36,000	31,769
Shandong Xinhua Pharmaceutical Co. Ltd. Class H	36,000	10,344
Shenzhen Accord Pharmaceutical Co. Ltd. Class B	12,600	31,435
Sino Biopharmaceutical Ltd.[b]	648,000	185,353

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
Tong Ren Tang Technologies Co. Ltd. Class H	63,000	$69,011
United Gene High-Tech Group Ltd.[a]	1,440,000	26,598
Winteam Pharmaceutical Group Ltd.[a]	126,000	20,364

		722,911

REAL ESTATE – 10.83%
Beijing Capital Land Ltd. Class H	252,000	68,849
Beijing North Star Co. Ltd. Class H	162,000	34,910
Beijing Properties Holdings Ltd.[a]	342,000	22,373
Central China Real Estate Ltd.	142,038	33,887
China Aoyuan Property Group Ltd.	279,000	37,576
China Everbright International Ltd.[b]	441,000	152,164
China Properties Group Ltd.[a]	126,000	36,849
China SCE Property Holdings Ltd.	243,000	58,910
China South City Holdings Ltd.[b]	432,000	70,927
Coastal Greenland Ltd.[a]	288,000	14,777
Fantasia Holdings Group Co. Ltd.	405,000	42,598
Henderson Investment Ltd.	252,000	20,041
HKC (Holdings) Ltd.[a]	621,000	25,888
Hopefluent Group Holdings Ltd.	64,800	18,037
Hopson Development Holdings Ltd.[b]	144,000	115,626
Jiangsu Future Land Co. Ltd. Class B	153,900	83,876
Kai Yuan Holdings Ltd.[a]	1,440,000	43,037
Kaisa Group Holdings Ltd.[a,b]	468,000	156,077
Lai Fung Holdings Ltd.	675,000	21,212
Mingfa Group International Co. Ltd.[b]	216,000	75,360
Powerlong Real Estate Holdings Ltd.	342,000	81,155
Shanghai Dingli Technology Development Group Co. Ltd. Class Ba	28,800	18,864
Shanghai Industrial Urban Development Group Ltd.[a]	216,000	45,161
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	63,000	51,975
Shanghai Lingyun Industries Development Co. Ltd.[a]	43,200	21,298
Shanghai Waigaoqiao Free Trade Zone Development Co. Ltd. Class B	45,900	35,205
Shanghai Zendai Property Ltd.[a]	765,000	18,546
Shenzhen Investment Ltd.	504,000	131,880
Shenzhen Special Economic Zone Real Estate & Properties Group Co. Ltd. Class Ba	28,800	10,048

Security	Shares	Value
Silver Grant International Industries Ltd.	324,000	$79,793
Sinolink Worldwide Holdings Ltd.[a]	468,000	40,820
SPG Land Holdings Ltd.	72,000	17,085
SRE Group Ltd.[b]	522,000	32,474
Sunac China Holdings Ltd.[a]	216,000	55,412
Tomson Group Ltd.[b]	144,000	46,915
United Energy Group Ltd.[a,b]	918,000	87,135
Yuzhou Properties Co.	144,000	41,005
Zhong An Real Estate Ltd.[a]	198,000	33,524
Zhuguang Holdings Group Co. Ltd.[a]	108,000	18,286

		1,999,555

REAL ESTATE INVESTMENT TRUSTS – 0.47%
GZI Real Estate Investment Trust	162,000	86,858

		86,858

RETAIL – 6.44%
361 Degrees International Ltd.[b]	144,000	83,672
Ajisen (China) Holdings Ltd.	126,000	189,740
Boshiwa International Holding Ltd.	153,000	39,250
Embry Holdings Ltd.	27,000	16,866
Evergreen International Holdings Ltd.	72,000	22,442
FIYTA Holdings Ltd. Class B	19,800	30,629
Hong Kong Resources Holdings Co. Ltd.[a]	288,000	12,745
Lao Feng Xiang Co. Ltd.[a]	41,410	116,859
Le Saunda Holdings Ltd.	72,000	37,403
Little Sheep Group Ltd.	99,000	79,239
Meike International Holdings Ltd.	126,000	17,778
New World Department Store China Ltd.[b]	117,000	79,839
PCD Stores Ltd.	666,000	131,557
Pou Sheng International Holdings Ltd.[a]	360,000	56,336
Shanghai Friendship Group Inc. Class Ba	43,200	73,267
Shirble Department Stores Ltd.	144,000	21,426
Sparkle Roll Group Ltd.	360,000	45,253
Xinhua Winshare Publishing and Media Co. Ltd.	99,000	45,461
XTEP International Holdings Ltd.[b]	157,500	88,688

		1,188,450

SEMICONDUCTORS – 0.84%
China Resources Microelectronics Ltd.	765,000	45,138
Comtec Solar Systems Group Ltd.[a,b]	126,000	29,253
Heng Xin China Holdings Ltd.[a,b]	432,000	57,074
Solargiga Energy Holdings Ltd.	171,000	23,908

		155,373

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
SHIPBUILDING – 0.23%
Guangzhou Shipyard International Co. Ltd. Class H	46,800	$43,341

		43,341

SOFTWARE – 2.93%
China ITS Holdings Co. Ltd.[a]	189,000	39,516
China Netcom Technology Holdings Ltd.[a,b]	1,647,000	16,689
Chinasoft International Ltd.[a,b]	180,000	54,488
Kingdee International Software Group Co. Ltd.	415,200	168,292
Kingsoft Corp. Ltd.	162,000	84,157
NetDragon Websoft Inc.	45,000	23,031
Shanghai Baosight Software Co. Ltd. Class B	27,990	33,364
Travelsky Technology Ltd. Class H	225,500	121,483

		541,020

TELECOMMUNICATIONS – 3.18%
BYD Electronic International Co. Ltd.[a,b]	193,500	58,078
Centron Telecom International Holdings Ltd.	90,000	14,315
China All Access Holdings Ltd.[b]	162,000	40,728
China Energine International Holdings Ltd.[a,b]	360,000	17,778
China Wireless Technologies Ltd.	360,000	68,341
Comba Telecom Systems Holdings Ltd.[b]	198,000	168,891
DBA Telecommunications (Asia) Holdings Ltd.	108,000	32,970
Eastern Communications Co. Ltd. Class B	72,000	32,400
MOBI Development Co. Ltd.	81,000	13,507
Nanjing Panda Electronics Co. Ltd. Class Ha	54,000	12,398
O-Net Communications Group Ltd.[a]	90,000	22,396
Shanghai Potevio Co. Ltd. Class Ba	29,700	16,840
SIM Technology Group Ltd.	180,000	18,240
TCL Communication Technology Holdings Ltd.	117,000	70,685

		587,567

TEXTILES – 1.02%
International Taifeng Holdings Ltd.	72,000	40,174
Shanghai Haixin Group Co. Ltd. Class Ba	100,800	53,021
Sijia Group Co. Ltd.	63,000	20,606
Texhong Textile Group Ltd.	72,000	22,627

Security	Shares	Value
Weiqiao Textile Co. Ltd. Class H	99,000	$52,445

		188,873

TRANSPORTATION – 2.30%
Cosco International Holdings Ltd.[b]	162,000	74,806
Dazhong Transportation Group Co. Ltd.	127,800	66,839
Shanghai Jin Jiang International Industrial Investment Co. Ltd. Class B	37,800	31,034
Sinotrans Ltd. Class H	378,000	73,698
Sinotrans Shipping Ltd.	333,000	86,708
Tianjin Marine Shipping Co. Ltd. Class Ba	38,700	15,906
Tianjin Port Development Holdings Ltd.	450,000	75,614

		424,605

TOTAL COMMON STOCKS
(Cost: $24,173,290)		18,433,564

WARRANTS – 0.00%

FOOD – 0.00%
Xiwang Sugar Holdings Co. Ltd.[a,c]	24,000	–

		–

TOTAL WARRANTS
(Cost: $0)		–

SHORT-TERM INVESTMENTS – 25.04%

MONEY MARKET FUNDS – 25.04%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.16%[d,e,f]	4,275,681	4,275,681
BlackRock Cash Funds: Prime, SL Agency Shares 0.17%[d,e,f]	331,419	331,419
BlackRock Cash Funds: Treasury, SL Agency Shares 0.00%[d,e]	18,148	18,148

		4,625,248

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,625,248)		4,625,248

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

August 31, 2011

Value
TOTAL INVESTMENTS
IN SECURITIES – 124.86%
(Cost: $28,798,538)	$23,058,812

Other Assets, Less Liabilities – (24.86)%	(4,591,407)

NET ASSETS – 100.00%	$18,467,405

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
f	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® MSCI INDONESIA INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.86%

AGRICULTURE – 7.78%
PT Astra Agro Lestari Tbk	846,670	$2,133,295
PT Bakrie Sumatera Plantations Tbk	22,223,904	963,652
PT Bisi International Tbk	3,295,500	478,896
PT BW Plantation Tbk	3,126,752	439,717
PT Central Proteinaprima Tbk[a,b]	450,000	–
PT Charoen Pokphand Indonesia Tbk	16,224,225	5,228,714
PT Gudang Garam Tbk	1,267,742	8,171,313
PT Japfa Comfeed Indonesia Tbk	2,028,000	1,170,503
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	5,239,278	1,473,604
PT Sampoerna Agro Tbk	1,453,872	596,338

		20,656,032

AIRLINES – 0.33%
PT Garuda Indonesia Tbk[a]	14,872,000	871,440

		871,440

AUTO PARTS & EQUIPMENT – 0.44%
PT Gajah Tunggal Tbk	3,464,986	1,177,600

		1,177,600

BANKS – 28.13%
PT Bank Bukopin Tbk	6,929,199	560,313
PT Bank Central Asia Tbk	26,871,274	25,192,804
PT Bank Danamon Indonesia Tbk	6,422,419	3,913,814
PT Bank Mandiri Tbk	20,280,280	16,280,314
PT Bank Negara Indonesia (Persero) Tbk	16,224,058	7,842,991
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	10,731,836	1,320,570
PT Bank Rakyat Indonesia Tbk	24,167,172	18,550,917
PT Bank Tabungan Negara Tbk	5,830,758	1,065,977

		74,727,700

BUILDING MATERIALS – 5.13%
PT Holcim Indonesia Tbk	4,225,000	960,565
PT Indocement Tunggal Prakarsa Tbk	3,211,144	5,720,074
PT Semen Gresik (Persero) Tbk	6,506,655	6,939,008

		13,619,647

CHEMICALS – 0.24%
PT Barito Pacific Tbk[a]	6,323,919	629,946

		629,946

Security	Shares	Value
COAL – 9.89%
PT Adaro Energy Tbk	31,687,839	$7,519,966
PT Bumi Resources Tbk	34,307,417	10,151,908
PT Darma Henwa Tbk[a]	26,279,850	289,500
PT Indo Tambangraya Megah Tbk	859,380	4,345,746
PT Tambang Batubara Bukit Asam Tbk	1,774,550	3,961,699

		26,268,819

DISTRIBUTION & WHOLESALE – 0.44%
PT AKR Corporindo Tbk	3,791,668	1,177,537

		1,177,537

ENGINEERING & CONSTRUCTION – 0.16%
PT Pembangunan Perumahan (Persero) Tbk	2,788,500	148,689
PT Wijaya Karya (Persero) Tbk	4,018,639	273,153

		421,842

FOOD – 2.59%
PT Indofood Sukses Makmur Tbk	9,633,230	6,886,523

		6,886,523

FOREST PRODUCTS & PAPER – 0.31%
PT Indah Kiat Pulp and Paper Tbk[a]	5,999,500	815,589

		815,589

GAS – 3.12%
PT Perusahaan Gas Negara Tbk	23,998,278	8,296,604

		8,296,604

HOLDING COMPANIES – DIVERSIFIED – 0.31%
PT Global Mediacom Tbk	9,041,920	815,924

		815,924

HOUSEHOLD PRODUCTS & WARES – 2.52%
PT Unilever Indonesia Tbk	3,380,004	6,694,254

		6,694,254

INSURANCE – 0.15%
PT Panin Financial Tbk[a]	23,698,278	388,815

		388,815

IRON & STEEL – 0.30%
PT Krakatau Steel Tbk	6,929,000	787,663

		787,663

MACHINERY – 0.15%
PT Hexindo Adiperkasa Tbk[a]	427,818	403,602

		403,602

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI INDONESIA INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
MACHINERY – CONSTRUCTION & MINING – 3.83%
PT United Tractors Tbk	3,681,796	$10,182,865

		10,182,865

MEDIA – 0.72%
PT Bhakti Investama Tbk[a]	42,419,000	1,043,946
PT Media Nusantara Citra Tbk	7,520,676	872,550

		1,916,496

METAL FABRICATE & HARDWARE – 0.47%
PT Bakrie and Brothers Tbk[a]	165,028,730	1,237,764

		1,237,764

MINING – 2.35%
PT Aneka Tambang Tbk	7,351,566	1,619,705
PT Delta Dunia Makmur Tbk[a]	10,900,554	1,098,614
PT International Nickel Indonesia Tbk	5,492,895	2,349,592
PT Timah Tbk	4,467,910	1,165,018

		6,232,929

OIL & GAS – 0.95%
PT Benakat Petroleum Energy Tbk[a]	26,279,920	301,820
PT Energi Mega Persada Tbk[a]	62,107,942	1,390,205
PT Medco Energi Internasional Tbk	2,957,752	823,234

		2,515,259

OIL & GAS SERVICES – 0.04%
PT Elnusa Tbk	4,189,982	117,848

		117,848

PHARMACEUTICALS – 1.54%
PT Kalbe Farma Tbk	10,055,517	4,095,033

		4,095,033

REAL ESTATE – 4.94%
PT Agung Podomoro Land Tbk[a]	13,435,500	511,724
PT Alam Sutera Realty Tbk	21,716,616	1,068,906
PT Bakrieland Development Tbk[a]	74,191,295	1,243,332
PT Bumi Serpong Damai Tbk	15,632,691	1,905,309
PT Ciputra Development Tbk	23,575,822	1,381,450
PT Ciputra Property Tbk	6,760,140	372,350
PT Intiland Development Tbk[a]	9,041,620	301,988
PT Lippo Karawaci Tbk	38,109,640	3,304,949
PT Pakuwon Jati Tbk[a]	4,394,000	453,149
PT Sentul City Tbk[a]	31,180,550	1,077,964
PT Summarecon Agung Tbk	10,562,598	1,497,802

		13,118,923

Security	Shares	Value
RETAIL – 13.20%
PT Astra International Tbk	4,440,283	$34,422,210
PT Ramayana Lestari Sentosa Tbk	7,063,500	637,396

		35,059,606

TELECOMMUNICATIONS – 9.66%
PT Bakrie Telecom Tbk[a]	50,425,268	2,186,494
PT Indosat Tbk	2,957,878	1,819,859
PT Telekomunikasi Indonesia Tbk	22,128,178	18,801,042
PT Tower Bersama Infrastructure Tbk	2,535,000	653,580
PT XL Axiata Tbk	3,718,000	2,200,387

		25,661,362

TRANSPORTATION – 0.17%
PT Berlian Laju Tanker Tbk[a]	15,125,514	443,147

		443,147

TOTAL COMMON STOCKS
(Cost: $263,464,354)		265,220,769

SHORT-TERM INVESTMENTS – 0.12%

MONEY MARKET FUNDS – 0.12%
BlackRock Cash Funds: Treasury, SL Agency Shares 0.00%[c,d]	326,607	326,607

		326,607

TOTAL SHORT-TERM INVESTMENTS
(Cost: $326,607)		326,607

TOTAL INVESTMENTS IN SECURITIES – 99.98%
(Cost: $263,790,961)		265,547,376

Other Assets, Less Liabilities – 0.02%		48,762

NET ASSETS – 100.00%		$265,596,138

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® MSCI IRELAND CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.60%

AIRLINES – 6.16%
Aer Lingus Group PLC[a]	97,485	$90,532
Ryanair Holdings PLC SP ADR	7,841	207,159

		297,691

BANKS – 4.35%
Bank of Ireland[a]	1,657,080	209,956

		209,956

BEVERAGES – 4.29%
C&C Group PLC	47,140	207,010

		207,010

BUILDING MATERIALS – 27.32%
CRH PLC	61,930	1,108,343
Kingspan Group PLC	23,390	211,020

		1,319,363

ENTERTAINMENT – 4.54%
Paddy Power PLC	4,285	219,266

		219,266

FOOD – 20.24%
Fyffes PLC	146,570	71,751
Glanbia PLC	27,125	165,982
Greencore Group PLC	116,970	100,880
Kerry Group PLC Class A	14,295	555,712
Total Produce PLC	148,465	83,366

		977,691

FOREST PRODUCTS & PAPER – 4.50%
Smurfit Kappa Group PLC[a]	27,365	217,370

		217,370

HOLDING COMPANIES – DIVERSIFIED – 4.53%
DCC PLC	8,000	218,850

		218,850

INSURANCE – 1.91%
FBD Holdings PLC	9,565	92,270

		92,270

MEDIA – 1.96%
Independent News & Media PLC[a]	204,385	94,756

		94,756

PHARMACEUTICALS – 14.39%
Elan Corp. PLC[a]	49,860	530,516

Security	Shares	Value
United Drug PLC	49,700	$164,584

		695,100

RETAIL – 3.35%
Grafton Group PLC	41,230	161,823

		161,823

TRANSPORTATION – 2.06%
Irish Continental Group PLC	4,715	99,454

		99,454

TOTAL COMMON STOCKS
(Cost: $4,943,973)		4,810,600

SHORT-TERM INVESTMENTS – 0.03%

MONEY MARKET FUNDS – 0.03%
BlackRock Cash Funds: Treasury, SL Agency Shares 0.00%[b,c]	1,325	1,325

		1,325

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,325)		1,325

TOTAL INVESTMENTS IN SECURITIES – 99.63%
(Cost: $4,945,298)		4,811,925

Other Assets, Less Liabilities – 0.37%		17,669

NET ASSETS – 100.00%		$4,829,594

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI NEW ZEALAND INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.25%

AGRICULTURE – 0.56%
PGG Wrightson Ltd.[a]	1,917,100	$753,114

		753,114

AIRLINES – 1.71%
Air New Zealand Ltd.	2,429,493	2,303,014

		2,303,014

BUILDING MATERIALS – 18.65%
Fletcher Building Ltd.	3,775,255	25,083,251

		25,083,251

CHEMICALS – 2.35%
Nuplex Industries Ltd.	1,282,931	3,166,351

		3,166,351

ELECTRIC – 11.59%
Contact Energy Ltd.[a]	1,455,571	6,712,512
Infratil Ltd.	3,129,847	4,704,286
Vector Ltd.	1,937,801	4,170,304

		15,587,102

ENGINEERING & CONSTRUCTION – 6.30%
Auckland International Airport Ltd.	4,314,257	8,474,065

		8,474,065

HEALTH CARE – PRODUCTS – 4.80%
Fisher & Paykel Healthcare Corp. Ltd.	3,386,483	6,449,287

		6,449,287

HEALTH CARE – SERVICES – 3.26%
Ryman Healthcare Ltd.	1,980,712	4,381,058

		4,381,058

HOME FURNISHINGS – 1.17%
Fisher & Paykel Appliances Holdings Ltd.[a]	3,748,529	1,568,610

		1,568,610

INSURANCE – 1.32%
Tower Ltd.	1,408,178	1,779,825

		1,779,825

LODGING – 5.66%
Sky City Entertainment Group Ltd.	2,653,012	7,612,660

		7,612,660

MEDIA – 4.81%
Sky Network Television Ltd.	1,317,957	6,471,829

		6,471,829

Security	Shares	Value
OIL & GAS – 1.01%
New Zealand Oil & Gas Ltd.	2,398,700	$1,352,004

		1,352,004

REAL ESTATE INVESTMENT TRUSTS – 10.37%
AMP NZ Office Trust	6,196,282	4,550,798
Goodman Property Trust	5,650,474	4,825,505
Kiwi Income Property Trust	5,217,546	4,567,180

		13,943,483

RETAIL – 1.92%
Warehouse Group Ltd. (The)	883,618	2,588,312

		2,588,312

TELECOMMUNICATIONS – 17.71%
Telecom Corp. of New Zealand Ltd.	10,979,904	23,817,172

		23,817,172

TRANSPORTATION – 6.06%
Freightways Ltd.	1,095,517	3,096,742
Mainfreight Ltd.	596,023	5,054,407

		8,151,149

TOTAL COMMON STOCKS
(Cost: $121,125,783)		133,482,286

SHORT-TERM INVESTMENTS – 0.06%

MONEY MARKET FUNDS – 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares 0.00%[b,c]	86,744	86,744

		86,744

TOTAL SHORT-TERM INVESTMENTS
(Cost: $86,744)		86,744

TOTAL INVESTMENTS IN SECURITIES – 99.31%
(Cost: $121,212,527)		133,569,030

Other Assets, Less Liabilities – 0.69%		925,172

NET ASSETS – 100.00%		$134,494,202

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® MSCI PHILIPPINES INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.12%

AIRLINES – 1.48%
Cebu Air Inc.	654,180	$1,259,243

		1,259,243

BANKS – 19.97%
Banco de Oro Unibank Inc.	2,798,076	3,887,365
Bank of the Philippine Islands	4,352,635	5,933,891
Metropolitan Bank & Trust Co.	2,418,633	4,175,234
Philippine National Bank[a]	611,412	779,311
Rizal Commercial Banking Corp.	1,257,088	924,515
Security Bank Corp.	623,864	1,348,417

		17,048,733

ELECTRIC – 13.38%
Aboitiz Power Corp.	5,602,915	3,961,624
First Gen Corp.[a]	3,595,337	1,203,901
First Philippine Holdings Corp.	693,589	940,640
Manila Electric Co.	857,854	5,314,993

		11,421,158

ENERGY – ALTERNATE SOURCES – 3.96%
Energy Development Corp.	22,880,420	3,381,676

		3,381,676

ENTERTAINMENT – 0.56%
PhilWeb Corp.	1,326,157	479,188

		479,188

HOLDING COMPANIES – DIVERSIFIED – 14.72%
Aboitiz Equity Ventures Inc.	5,885,700	5,664,747
Alliance Global Group Inc.	12,532,539	3,052,560
Ayala Corp.	534,218	3,848,012

		12,565,319

MEDIA – 0.78%
Lopez Holdings Corp.[a]	5,658,850	669,093

		669,093

MINING – 1.35%
Atlas Consolidated Mining & Development Corp.[a]	1,449,931	672,034
Nickel Asia Corp.	1,014,600	479,858

		1,151,892

REAL ESTATE – 20.34%
Ayala Land Inc.	15,703,340	5,919,273
Belle Corp.[a]	9,029,629	1,003,589

Security	Shares	Value
Filinvest Land Inc.	29,746,590	$801,918
Global-Estate Resorts Inc.[a]	6,373,677	385,850
Megaworld Corp.	31,395,540	1,388,346
Robinsons Land Corp.	5,009,410	1,464,175
SM Development Corp.	5,126,986	1,011,151
SM Prime Holdings Inc.	16,970,885	4,695,462
Vista Land & Lifescapes Inc.	9,177,000	694,446

		17,364,210

RETAIL – 11.35%
Jollibee Foods Corp.	1,264,173	2,600,841
SM Investments Corp.	554,862	7,085,438

		9,686,279

TELECOMMUNICATIONS – 10.08%
Globe Telecom Inc.	100,745	2,144,144
Philippine Long Distance Telephone Co.	114,247	6,456,999

		8,601,143

WATER – 1.15%
Manila Water Co. Inc.	2,153,329	980,742

		980,742

TOTAL COMMON STOCKS
(Cost: $83,069,727)		84,608,676

RIGHTS – 0.06%

REAL ESTATE – 0.06%
Belle Corp.[a,b]	1,254,938	50,450

		50,450

TOTAL RIGHTS
(Cost: $0)		50,450

SHORT-TERM INVESTMENTS – 0.01%

MONEY MARKET FUNDS – 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares 0.00%[c,d]	13,206	13,206

		13,206

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,206)		13,206

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI PHILIPPINES INVESTABLE MARKET INDEX FUND

August 31, 2011

Value
TOTAL INVESTMENTS
IN SECURITIES – 99.19%
(Cost: $83,082,933)	$84,672,332

Other Assets, Less Liabilities – 0.81%	687,447

NET ASSETS – 100.00%	$85,359,779

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® MSCI POLAND INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.06%

AGRICULTURE – 1.71%
Kernel Holding SAa	124,093	$2,820,198

		2,820,198

BANKS – 26.71%
Bank Handlowy w Warszawie SA	92,576	2,087,867
Bank Millennium SA	1,166,076	2,022,962
Bank Pekao SA	281,016	14,420,827
BRE Bank SAa	39,558	3,774,487
Getin Holding SAa	878,154	2,982,939
Powszechna Kasa Oszczednosci Bank Polski SA	1,499,656	18,862,125

		44,151,207

BIOTECHNOLOGY – 0.23%
Bioton SAa,b	10,065,717	384,174

		384,174

BUILDING MATERIALS – 0.44%
Barlinek SAa,b	149,982	98,354
Cersanit SAa	266,662	635,637

		733,991

CHEMICALS – 3.61%
Boryszew SAa	3,021,685	712,934
Ciech SAa	90,941	454,058
Synthos SA	1,577,557	2,840,818
Zaklady Azotowe Pulawy SA	20,520	726,220
Zaklady Azotowe w Tarnowie- Moscicach SAa	76,564	863,374
Zaklady Chemiczne Police SAa	76,272	367,850

		5,965,254

COAL – 4.62%
Jastrzebska Spolka Weglowa SAa,b	113,947	4,269,899
Lubelski Wegiel Bogdanka SAb	92,311	3,372,662

		7,642,561

COMPUTERS – 1.54%
Asseco Poland SA	172,301	2,540,784

		2,540,784

DIVERSIFIED FINANCIAL SERVICES – 0.84%
Warsaw Stock Exchange	84,674	1,392,578

		1,392,578

Security	Shares	Value
ELECTRIC – 11.08%
ENEA SA	304,759	$1,849,427
Polska Grupa Energetyczna SA	1,572,696	11,262,776
Tauron Polska Energia SA	2,801,629	5,190,902

		18,303,105

ENGINEERING & CONSTRUCTION – 1.97%
Budimex SA	34,300	861,636
Hydrobudowa Polska SAa,b	242,987	99,485
Mostostal Zabrze SAa	245,184	137,815
PBG SAa	25,812	850,817
Polimex-Mostostal SAa	1,369,225	893,148
Polnord SA	33,052	172,479
Trakcja Polska SAa,b	376,101	238,807

		3,254,187

FOOD – 0.21%
Jutrzenka Holding SAa,b	214,921	178,970
Polski Koncern Miesny Duda SAa,b	612,255	174,196

		353,166

FOREST PRODUCTS & PAPER – 0.03%
Arctic Paper SAa,b	31,758	42,974

		42,974

INSURANCE – 10.03%
Powszechny Zaklad Ubezpieczen SAa	134,569	16,575,412

		16,575,412

IRON & STEEL – 0.30%
Alchemia SAa	198,000	498,761

		498,761

MACHINERY – 0.26%
Rafako SA	112,425	424,017

		424,017

MANUFACTURING – 0.39%
Kopex SAa	91,415	635,950

		635,950

MEDIA – 3.35%
Agora SA	123,120	622,414
Cyfrowy Polsat SAa	545,752	2,840,387
TVN SA	410,184	2,075,043

		5,537,844

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI POLAND INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
METAL FABRICATE & HARDWARE – 0.21%
Impexmetal SAb	244,422	$345,164

		345,164

MINING – 12.39%
KGHM Polska Miedz SA	337,698	20,481,458

		20,481,458

OIL & GAS – 10.09%
Grupa Lotos SAa	190,405	2,037,435
Polski Koncern Naftowy Orlen SAa	582,722	8,004,568
Polskie Gornictwo Naftowe i Gazownictwo SA	4,697,676	6,633,892

		16,675,895

REAL ESTATE – 1.35%
Globe Trade Centre SAa,b	419,105	1,759,540
JW Construction Holding SAa,b	71,937	231,378
LC Corp. SAa,b	711,830	237,104

		2,228,022

RETAIL – 1.79%
AmRest Holdings SEa	39,198	1,006,437
Eurocash SA	183,495	1,589,768
NFI Empik Media & Fashion SA	109,512	359,454

		2,955,659

SOFTWARE – 0.13%
ComArch SAa,b	10,924	213,393

		213,393

TELECOMMUNICATIONS – 5.78%
Netia SAa	838,520	1,480,888
Telekomunikacja Polska SA	1,345,792	8,078,207

		9,559,095

TOTAL COMMON STOCKS
(Cost: $201,724,761)		163,714,849

SHORT-TERM INVESTMENTS – 0.72%

MONEY MARKET FUNDS – 0.72%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.16%[c,d,e]	1,077,738	1,077,738
BlackRock Cash Funds: Prime, SL Agency Shares 0.17%[c,d,e]	83,538	83,538

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares 0.00%[c,d]	25,807	$25,807

		1,187,083

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,187,083)		1,187,083

TOTAL INVESTMENTS IN SECURITIES – 99.78%
(Cost: $202,911,844)		164,901,932

Other Assets, Less Liabilities – 0.22%		371,722

NET ASSETS – 100.00%		$165,273,654

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2011

	iShares MSCI All Peru Capped Index Fund	iShares MSCI Brazil Small Cap Index Fund	iShares MSCI China Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$528,489,718	$55,018,880	$25,569,670
Affiliated (Note 2)	1,219,132	–	13,922

Total cost of investments	$529,708,850	$55,018,880	$25,583,592

Investments in securities, at fair value (Note 1):
Unaffiliated	$470,025,858	$53,417,659	$22,212,000
Affiliated (Note 2)	1,219,132	–	13,922

Total fair value of investments	471,244,990	53,417,659	22,225,922
Foreign currencies, at value[a]	425,732	117,945	31,217
Receivables:
Investment securities sold	9,920,475	188,159	214,328
Dividends and interest	608,833	143,492	11,526

Total Assets	482,200,030	53,867,255	22,482,993

LIABILITIES
Payables:
Investment securities purchased	9,899,393	216,487	218,985
Capital shares redeemed	8,966	–	–
Foreign taxes (Note 1)	41	–	–
Investment advisory fees (Note 2)	200,393	25,882	12,202

Total Liabilities	10,108,793	242,369	231,187

NET ASSETS	$472,091,237	$53,624,886	$22,251,806

Net assets consist of:
Paid-in capital	$535,573,831	$56,552,568	$25,780,760
Undistributed net investment income	1,453,076	171,947	–
Accumulated net realized loss	(6,479,507)	(1,497,821)	(171,354)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(58,456,163)	(1,601,808)	(3,357,600)

NET ASSETS	$472,091,237	$53,624,886	$22,251,806

Shares outstanding[b]	11,200,000	2,000,000	500,000

Net asset value per share	$42.15	$26.81	$44.50

[a]	Cost of foreign currencies: $424,056, $117,259 and $31,192, respectively.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2011

	iShares MSCI China Small Cap Index Fund	iShares MSCI Indonesia Investable Market Index Fund	iShares MSCI Ireland Capped Investable Market Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$24,173,290	$263,464,354	$4,943,973
Affiliated (Note 2)	4,625,248	326,607	1,325

Total cost of investments	$28,798,538	$263,790,961	$4,945,298

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$18,433,564	$265,220,769	$4,810,600
Affiliated (Note 2)	4,625,248	326,607	1,325

Total fair value of investments	23,058,812	265,547,376	4,811,925
Foreign currencies, at value[b]	26,873	13,493	5,204
Receivables:
Investment securities sold	343,590	195,799	205,810
Dividends and interest	21,644	66,335	22,003
Capital shares sold	–	77,304	–

Total Assets	23,450,919	265,900,307	5,044,942

LIABILITIES
Payables:
Investment securities purchased	366,859	186,900	213,378
Collateral for securities on loan (Note 5)	4,607,100	–	–
Investment advisory fees (Note 2)	9,555	117,269	1,970

Total Liabilities	4,983,514	304,169	215,348

NET ASSETS	$18,467,405	$265,596,138	$4,829,594

Net assets consist of:
Paid-in capital	$24,763,586	$265,755,558	$5,559,740
Undistributed net investment income	34,360	700,422	5,827
Accumulated net realized loss	(590,758)	(2,616,332)	(602,567)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(5,739,783)	1,756,490	(133,406)

NET ASSETS	$18,467,405	$265,596,138	$4,829,594

Shares outstanding[c]	450,000	8,450,000	250,000

Net asset value per share	$41.04	$31.43	$19.32

[a]	Securities on loan with values of $4,063,682, $ – and $ –, respectively. See Note 5.
[b]	Cost of foreign currencies: $26,870, $13,454 and $5,221, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2011

	iShares MSCI New Zealand Investable Market Index Fund	iShares MSCI Philippines Investable Market Index Fund	iShares MSCI Poland Investable Market Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$121,125,783	$83,069,727	$201,724,761
Affiliated (Note 2)	86,744	13,206	1,187,083

Total cost of investments	$121,212,527	$83,082,933	$202,911,844

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$133,482,286	$84,659,126	$163,714,849
Affiliated (Note 2)	86,744	13,206	1,187,083

Total fair value of investments	133,569,030	84,672,332	164,901,932
Foreign currencies, at value[b]	18,956	104,336	627,927
Receivables:
Investment securities sold	1,126,560	2,395,864	4,628,345
Dividends and interest	880,064	314,898	1,446,468
Capital shares sold	21,274	–	–

Total Assets	135,615,884	87,487,430	171,604,672

LIABILITIES
Payables:
Investment securities purchased	1,066,622	2,084,846	5,022,851
Collateral for securities on loan (Note 5)	–	–	1,161,276
Capital shares redeemed	–	–	41,019
Investment advisory fees (Note 2)	55,060	42,805	105,872

Total Liabilities	1,121,682	2,127,651	6,331,018

NET ASSETS	$134,494,202	$85,359,779	$165,273,654

Net assets consist of:
Paid-in capital	$123,557,419	$84,362,635	$204,433,444
Undistributed net investment income	1,009,125	286,775	4,076,284
Accumulated net realized loss	(2,429,190)	(881,332)	(5,211,810)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	12,356,848	1,591,701	(38,024,264)

NET ASSETS	$134,494,202	$85,359,779	$165,273,654

Shares outstanding[c]	4,150,000	3,450,000	5,400,000

Net asset value per share	$32.41	$24.74	$30.61

[a]	Securities on loan with values of $ –, $ – and $1,089,148, respectively. See Note 5.
[b]	Cost of foreign currencies: $18,611, $103,635 and $627,773, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2011

	iShares MSCI All Peru Capped Index Fund	iShares MSCI Brazil Small Cap Index Fund[a]	iShares MSCI China Index Fund[b]
NET INVESTMENT INCOME
Dividends – unaffiliated[c]	$13,670,679	$1,384,884	$639,727
Interest – affiliated (Note 2)	932	17	2

	13,671,611	1,384,901	639,729
Less: Other foreign taxes (Note 1)	(12,817)	–	–

Total investment income	13,658,794	1,384,901	639,729

EXPENSES
Investment advisory fees (Note 2)	2,860,359	240,695	77,587

Total expenses	2,860,359	240,695	77,587
Less investment advisory fees waived (Note 2)	(374,361)	–	–

Net expenses	2,485,998	240,695	77,587

Net investment income	11,172,796	1,144,206	562,142

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(9,580,159)	(1,497,395)	(191,496)
In-kind redemptions – unaffiliated	94,824,558	–	(842,171)
Foreign currency transactions	(27,157)	140	(951)

Net realized gain (loss)	85,217,242	(1,497,255)	(1,034,618)

Net change in unrealized appreciation/depreciation on:
Investments	(82,662,805)	(1,601,221)	(3,357,670)
Translation of assets and liabilities in foreign currencies	7,959	(587)	70

Net change in unrealized appreciation/depreciation	(82,654,846)	(1,601,808)	(3,357,600)

Net realized and unrealized gain (loss)	2,562,396	(3,099,063)	(4,392,218)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,735,192	$(1,954,857)	$(3,830,076)

[a]	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.
[b]	For the period from March 29, 2011 (commencement of operations) to August 31, 2011.
[c]	Net of foreign withholding tax of $334,119, $60,913 and $57,021, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2011

	iShares MSCI China Small Cap Index Fund[a]	iShares MSCI Indonesia Investable Market Index Fund	iShares MSCI Ireland Capped Investable Market Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[b]	$373,505	$3,727,474	$131,758
Interest – affiliated (Note 2)	9	118	2
Securities lending income – affiliated (Note 2)	55,986	–	–

Total investment income	429,500	3,727,592	131,760

EXPENSES
Investment advisory fees (Note 2)	110,634	1,218,923	22,744

Total expenses	110,634	1,218,923	22,744

Net investment income	318,866	2,508,669	109,016

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(590,231)	(4,419,962)	(525,656)
In-kind redemptions – unaffiliated	–	8,709,832	353,682
Foreign currency transactions	(525)	5,681	8,249

Net realized gain (loss)	(590,756)	4,295,551	(163,725)

Net change in unrealized appreciation/depreciation on:
Investments	(5,739,726)	1,630,981	352,838
Translation of assets and liabilities in foreign currencies	(57)	137	(126)

Net change in unrealized appreciation/depreciation	(5,739,783)	1,631,118	352,712

Net realized and unrealized gain (loss)	(6,330,539)	5,926,669	188,987

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,011,673)	$8,435,338	$298,003

[a]	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.
[b]	Net of foreign withholding tax of $10,104, $930,142 and $2,004, respectively.

See notes to financial statements.

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2011

	iShares MSCI New Zealand Investable Market Index Fund[a]	iShares MSCI Philippines Investable Market Index Fund[b]	iShares MSCI Poland Investable Market Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[c]	$4,301,724	$841,459	$7,487,386
Interest – affiliated (Note 2)	63	15	42
Securities lending income – affiliated (Note 2)	–	–	55,463

Total investment income	4,301,787	841,474	7,542,891

EXPENSES
Investment advisory fees (Note 2)	428,387	188,669	946,187

Total expenses	428,387	188,669	946,187

Net investment income	3,873,400	652,805	6,596,704

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(2,456,942)	(998,032)	(5,881,334)
In-kind redemptions – unaffiliated	2,663,528	552,157	6,440,856
Foreign currency transactions	39,664	222	(151,508)

Net realized gain (loss)	246,250	(445,653)	408,014

Net change in unrealized appreciation/depreciation on:
Investments	12,356,503	1,589,399	(41,882,509)
Translation of assets and liabilities in foreign currencies	345	2,302	(14,389)

Net change in unrealized appreciation/depreciation	12,356,848	1,591,701	(41,896,898)

Net realized and unrealized gain (loss)	12,603,098	1,146,048	(41,488,884)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,476,498	$1,798,853	$(34,892,180)

[a]	For the period from September 1, 2010 (commencement of operations) to August 31, 2011.
[b]	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.
[c]	Net of foreign withholding tax of $591,991, $360,625 and $1,321,270, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI All Peru Capped Index Fund		iShares MSCI Brazil Small Cap Index Fund
	Year ended August 31, 2011	Year ended August 31, 2010	Period from September 28, 2010[a] to August 31, 2011
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,172,796	$4,249,602	$1,144,206
Net realized gain (loss)	85,217,242	10,469,839	(1,497,255)
Net change in unrealized appreciation/depreciation	(82,654,846)	19,948,432	(1,601,808)

Net increase (decrease) in net assets resulting from operations	13,735,192	34,667,873	(1,954,857)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,033,685)	(3,864,084)	(972,825)
From net realized gain	–	(17,156)	–

Total distributions to shareholders	(10,033,685)	(3,881,240)	(972,825)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	789,161,929	177,965,750	58,882,801
Cost of shares redeemed	(556,588,515)	(43,687,189)	(2,330,233)

Net increase in net assets from capital share transactions	232,573,414	134,278,561	56,552,568

INCREASE IN NET ASSETS	236,274,921	165,065,194	53,624,886

NET ASSETS
Beginning of period	235,816,316	70,751,122	–

End of period	$472,091,237	$235,816,316	$53,624,886

Undistributed net investment income included in net assets at end of period	$1,453,076	$341,122	$171,947

SHARES ISSUED AND REDEEMED
Shares sold	17,550,000	5,300,000	2,100,000
Shares redeemed	(12,850,000)	(1,300,000)	(100,000)

Net increase in shares outstanding	4,700,000	4,000,000	2,000,000

[a]	Commencement of operations.

See notes to financial statements.

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI China Index Fund	iShares MSCI China Small Cap Index Fund
	Period from March 29, 2011[a] to August 31, 2011	Period from September 28, 2010[a] to August 31, 2011
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$562,142	$318,866
Net realized loss	(1,034,618)	(590,756)
Net change in unrealized appreciation/depreciation	(3,357,600)	(5,739,783)

Net decrease in net assets resulting from operations	(3,830,076)	(6,011,673)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(562,142)	(284,508)
Return of capital	(10,005)	–

Total distributions to shareholders	(572,147)	(284,508)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	40,812,874	24,763,586
Cost of shares redeemed	(14,158,845)	–

Net increase in net assets from capital share transactions	26,654,029	24,763,586

INCREASE IN NET ASSETS	22,251,806	18,467,405

NET ASSETS
Beginning of period	–	–

End of period	$22,251,806	$18,467,405

Undistributed net investment income included in net assets at end of period	$–	$34,360

SHARES ISSUED AND REDEEMED
Shares sold	800,000	450,000
Shares redeemed	(300,000)	–

Net increase in shares outstanding	500,000	450,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Indonesia Investable Market Index Fund		iShares MSCI Ireland Capped Investable Market Index Fund
	Year ended August 31, 2011	Period from May 5, 2010[a] to August 31, 2010	Year ended August 31, 2011	Period from May 5, 2010[a] to August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,508,669	$48,624	$109,016	$2,065
Net realized gain (loss)	4,295,551	(21,273)	(163,725)	(95,944)
Net change in unrealized appreciation/depreciation	1,631,118	125,372	352,712	(486,118)

Net increase (decrease) in net assets resulting from operations	8,435,338	152,723	298,003	(579,997)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,866,358)	(11,661)	(121,246)	(5,157)

Total distributions to shareholders	(1,866,358)	(11,661)	(121,246)	(5,157)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	488,712,095	11,148,687	3,992,961	3,412,663
Cost of shares redeemed	(240,974,686)	–	(2,167,633)	–

Net increase in net assets from capital share transactions	247,737,409	11,148,687	1,825,328	3,412,663

INCREASE IN NET ASSETS	254,306,389	11,289,749	2,002,085	2,827,509

NET ASSETS
Beginning of period	11,289,749	–	2,827,509	–

End of period	$265,596,138	$11,289,749	$4,829,594	$2,827,509

Undistributed net investment income included in net assets at end of period	$700,422	$37,733	$5,827	$1,375

SHARES ISSUED AND REDEEMED
Shares sold	16,650,000	450,000	200,000	150,000
Shares redeemed	(8,650,000)	–	(100,000)	–

Net increase in shares outstanding	8,000,000	450,000	100,000	150,000

[a]	Commencement of operations.

See notes to financial statements.

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI New Zealand Investable Market Index Fund	iShares MSCI Philippines Investable Market Index Fund
	Period from September 1, 2010[a] to August 31, 2011	Period from September 28, 2010[a] to August 31, 2011
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,873,400	$652,805
Net realized gain (loss)	246,250	(445,653)
Net change in unrealized appreciation/depreciation	12,356,848	1,591,701

Net increase in net assets resulting from operations	16,476,498	1,798,853

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,903,939)	(366,252)

Total distributions to shareholders	(2,903,939)	(366,252)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	138,917,304	88,801,613
Cost of shares redeemed	(17,995,661)	(4,874,435)

Net increase in net assets from capital share transactions	120,921,643	83,927,178

INCREASE IN NET ASSETS	134,494,202	85,359,779

NET ASSETS
Beginning of period	–	–

End of period	$134,494,202	$85,359,779

Undistributed net investment income included in net assets at end of period	$1,009,125	$286,775

SHARES ISSUED AND REDEEMED
Shares sold	4,750,000	3,650,000
Shares redeemed	(600,000)	(200,000)

Net increase in shares outstanding	4,150,000	3,450,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Poland Investable Market Index Fund
	Year ended August 31, 2011	Period from May 25, 2010[a] to August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,596,704	$531,939
Net realized gain (loss)	408,014	(57,242)
Net change in unrealized appreciation/depreciation	(41,896,898)	3,872,634

Net increase (decrease) in net assets resulting from operations	(34,892,180)	4,347,331

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,614,315)	(305,023)

Total distributions to shareholders	(2,614,315)	(305,023)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	263,604,515	55,134,042
Cost of shares redeemed	(120,000,716)	–

Net increase in net assets from capital share transactions	143,603,799	55,134,042

INCREASE IN NET ASSETS	106,097,304	59,176,350

NET ASSETS
Beginning of period	59,176,350	–

End of period	$165,273,654	$59,176,350

Undistributed net investment income included in net assets at end of period	$4,076,284	$243,042

SHARES ISSUED AND REDEEMED
Shares sold	7,200,000	2,150,000
Shares redeemed	(3,950,000)	–

Net increase in shares outstanding	3,250,000	2,150,000

[a]	Commencement of operations.

See notes to financial statements.

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI All Peru Capped Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Period from Jun. 19, 2009[a] to Aug. 31, 2009
Net asset value, beginning of period	$36.28	$28.30	$25.20

Income from investment operations:
Net investment income (loss)[b]	1.02	0.97	(0.00)[c]
Net realized and unrealized gain[d]	5.79	7.78	3.10

Total from investment operations	6.81	8.75	3.10

Less distributions from:
Net investment income	(0.94)	(0.77)	–
Net realized gain	–	(0.00)[c,e]	–

Total distributions	(0.94)	(0.77)	–

Net asset value, end of period	$42.15	$36.28	$28.30

Total return	18.68%	31.36%	12.18%[f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$472,091	$235,816	$70,751
Ratio of expenses to average net assets prior to waived fees[g,h]	0.59%	0.62%	0.66%
Ratio of expenses to average net assets after waived fees[g,h]	0.51%	0.52%	0.54%
Ratio of net investment income (loss) to average net assets[g]	2.29%	2.91%	(0.02)%
Portfolio turnover rate[i]	9%	10%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[e]	Represents all short-term capital gain distributions. Short-term capital gain distributions are treated as ordinary income dividends for tax purposes.
[f]	Not annualized.
[g]	Annualized for periods of less than one year.
[h]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[i]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Brazil Small Cap Index Fund

Period from Sept. 28, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$25.26

Income from investment operations:
Net investment income[b]	0.73
Net realized and unrealized gain[c]	1.33

Total from investment operations	2.06

Less distributions from:
Net investment income	(0.51)

Total distributions	(0.51)

Net asset value, end of period	$26.81

Total return	8.03%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$53,625
Ratio of expenses to average net assets[e]	0.59%
Ratio of net investment income to average net assets[e]	2.78%
Portfolio turnover rate[f]	77%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the period ended August 31, 2011, would have been 71%. See Note 4.

See notes to financial statements.

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI China Index Fund

Period from Mar. 29, 2011[a] to Aug. 31, 2011
Net asset value, beginning of period	$50.30

Income from investment operations:
Net investment income[b]	0.89
Net realized and unrealized loss[c]	(5.74)

Total from investment operations	(4.85)

Less distributions from:
Net investment income	(0.93)
Return of capital	(0.02)

Total distributions	(0.95)

Net asset value, end of period	$44.50

Total return	(9.75)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$22,252
Ratio of expenses to average net assets[e]	0.58%
Ratio of net investment income to average net assets[e]	4.23%
Portfolio turnover rate[f]	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI China Small Cap Index Fund

Period from Sept. 28, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$50.70

Income from investment operations:
Net investment income[b]	0.80
Net realized and unrealized loss[c]	(9.82)

Total from investment operations	(9.02)

Less distributions from:
Net investment income	(0.64)

Total distributions	(0.64)

Net asset value, end of period	$41.04

Total return	(17.95)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$18,467
Ratio of expenses to average net assets[e]	0.59%
Ratio of net investment income to average net assets[e]	1.69%
Portfolio turnover rate[f]	47%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Indonesia Investable Market Index Fund

	Year ended Aug. 31, 2011	Period from May 5, 2010[a] to Aug. 31, 2010
Net asset value, beginning of period	$25.09	$23.58

Income from investment operations:
Net investment income[b]	0.36	0.24
Net realized and unrealized gain[c]	6.23	1.35

Total from investment operations	6.59	1.59

Less distributions from:
Net investment income	(0.25)	(0.08)

Total distributions	(0.25)	(0.08)

Net asset value, end of period	$31.43	$25.09

Total return	26.31%	6.75%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$265,596	$11,290
Ratio of expenses to average net assets[e]	0.59%	0.61%
Ratio of net investment income to average net assets[e]	1.21%	3.02%
Portfolio turnover rate[f]	16%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Ireland Capped Investable Market Index Fund

	Year ended Aug. 31, 2011	Period from May 5, 2010[a] to Aug. 31, 2010
Net asset value, beginning of period	$18.85	$22.77

Income from investment operations:
Net investment income[b]	0.52	0.01
Net realized and unrealized gain (loss)[c]	0.66	(3.90)

Total from investment operations	1.18	(3.89)

Less distributions from:
Net investment income	(0.71)	(0.03)

Total distributions	(0.71)	(0.03)

Net asset value, end of period	$19.32	$18.85

Total return	6.03%	(17.03)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,830	$2,828
Ratio of expenses to average net assets[e]	0.52%	0.53%
Ratio of net investment income to average net assets[e]	2.47%	0.22%
Portfolio turnover rate[f]	24%	23%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI New Zealand Investable Market Index Fund

Period from Sept. 1, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$25.55

Income from investment operations:
Net investment income[b]	1.41
Net realized and unrealized gain[c]	6.49

Total from investment operations	7.90

Less distributions from:
Net investment income	(1.04)

Total distributions	(1.04)

Net asset value, end of period	$32.41

Total return	31.39%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$134,494
Ratio of expenses to average net assets[e]	0.51%
Ratio of net investment income to average net assets[e]	4.65%
Portfolio turnover rate[f]	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Philippines Investable Market Index Fund

Period from Sept. 28, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$24.85

Income from investment operations:
Net investment income[b]	0.46
Net realized and unrealized loss[c]	(0.40)

Total from investment operations	0.06

Less distributions from:
Net investment income	(0.17)

Total distributions	(0.17)

Net asset value, end of period	$24.74

Total return	0.29%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$85,360
Ratio of expenses to average net assets[e]	0.59%
Ratio of net investment income to average net assets[e]	2.03%
Portfolio turnover rate[f]	29%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Poland Investable Market Index Fund

	Year ended Aug. 31, 2011	Period from May 25, 2010[a] to Aug. 31, 2010
Net asset value, beginning of period	$27.52	$23.66

Income from investment operations:
Net investment income[b]	1.42	0.29
Net realized and unrealized gain[c]	2.10	3.74

Total from investment operations	3.52	4.03

Less distributions from:
Net investment income	(0.43)	(0.17)

Total distributions	(0.43)	(0.17)

Net asset value, end of period	$30.61	$27.52

Total return	12.63%	17.10%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$165,274	$59,176
Ratio of expenses to average net assets[e]	0.59%	0.61%
Ratio of net investment income to average net assets[e]	4.08%	4.05%
Portfolio turnover rate[f]	23%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” collectively, the “Funds”):

iShares MSCI Index Fund	Diversification Classification
All Peru Capped	Non-diversified
Brazil Small Cap[a]	Non-diversified
China[b]	Non-diversified
China Small Cap[a]	Non-diversified
Indonesia Investable Market	Non-diversified
Ireland Capped Investable Market	Non-diversified
New Zealand Investable Market[c]	Non-diversified
Philippines Investable Market[a]	Non-diversified
Poland Investable Market	Non-diversified

[a]	Fund commenced operations on September 28, 2010.
[b]	Fund commenced operations on March 29, 2011.
[c]	Fund commenced operations on September 1, 2010.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund invests in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares MSCI Index Fund	Level 1	Level 2	Level 3		Total

All Peru Capped
Common Stocks	$470,025,858	$–	$–		$470,025,858
Short-Term Investments	1,219,132	–	–		1,219,132

	$471,244,990	$–	$–		$471,244,990

Brazil Small Cap
Common Stocks	$41,198,400	$–	$–		$41,198,400
Preferred Stocks	12,219,259	–	–		12,219,259

	$53,417,659	$–	$–		$53,417,659

China
Common Stocks	$22,212,000	$–	$–		$22,212,000
Short-Term Investments	13,922	–	–		13,922

	$22,225,922	$–	$–		$22,225,922

China Small Cap
Common Stocks	$18,229,136	$–	$204,428		$18,433,564
Warrants	–	–	0	[a]	0	[a]
Short-Term Investments	4,625,248	–	–		4,625,248

	$22,854,384	$–	$204,428		$23,058,812

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

	Investments in Securities
iShares MSCI Index Fund	Level 1	Level 2	Level 3		Total

Indonesia Investable Market
Common Stocks	$265,220,769	$–	$0	[a]	$265,220,769
Short-Term Investments	326,607	–	–		326,607

	$265,547,376	$–	$0	[a]	$265,547,376

Ireland Capped Investable Market
Common Stocks	$4,810,600	$–	$–		$4,810,600
Short-Term Investments	1,325	–	–		1,325

	$4,811,925	$–	$–		$4,811,925

New Zealand Investable Market
Common Stocks	$133,482,286	$–	$–		$133,482,286
Short-Term Investments	86,744	–	–		86,744

	$133,569,030	$–	$–		$133,569,030

Philippines Investable Market
Common Stocks	$84,608,676	$–	$–		$84,608,676
Rights	–	–	50,450		50,450
Short-Term Investments	13,206	–	–		13,206

	$84,621,882	$–	$50,450		$84,672,332

Poland Investable Market
Common Stocks	$163,714,849	$–	$–		$163,714,849
Short-Term Investments	1,187,083	–	–		1,187,083

	$164,901,932	$–	$–		$164,901,932

[a]	Rounds to less than $1.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table provides the reconciliation of investments in which Level 3 Prices were used in determining fair value for the period ended August 31, 2011. A reconciliation is presented when such investments are of significant value to a fund (in relation to net assets) as of the beginning or end of the period.

iShares MSCI China Small Cap Index Fund	Common Stocks
Balance at beginning of period	$–
Realized gain (loss) and change in unrealized appreciation/depreciation	–
Purchases	–
Sales	–
Transfers ina	204,428	[b]
Transfers out[a]	–

Balance at end of period	$204,428

Net change in unrealized appreciation/depreciation on investments still held at end of period	$(326,762)

[a]

The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the period in which the event occurred. However, as the iShares MSCI China Small Cap Index Fund commenced operations during the period, transfers in and transfers out are being recognized as of the end of the period.

[b]	Represents securities transferred from Level 1 to Level 3 due to suspensions from trading on the local stock exchange on which the securities normally trade.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2011 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of August 31, 2011, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of August 31, 2011, the tax year-end of the Funds, the components of accumulated net earnings (losses) on a tax basis were as follows:

iShares MSCI Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Accumulated Net Earnings (Losses)
All Peru Capped	$1,453,076	$(61,793,439)	$(3,142,231)	$(63,482,594)
Brazil Small Cap	208,764	(2,332,294)	(804,152)	(2,927,682)
China	–	(3,430,289)	(98,665)	(3,528,954)
China Small Cap	46,782	(5,801,099)	(541,864)	(6,296,181)
Indonesia Investable Market	829,026	403,580	(1,392,026)	(159,420)
Ireland Capped Investable Market	6,698	(356,064)	(380,780)	(730,146)
New Zealand Investable Market	2,950,092	9,786,551	(1,799,860)	10,936,783
Philippines Investable Market	286,775	1,010,878	(300,509)	997,144
Poland Investable Market	4,076,284	(39,867,301)	(3,368,773)	(39,159,790)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 were as follows:

iShares MSCI Index Fund	2011	2010

All Peru Capped
Distributions paid from:
Ordinary income	$10,033,685	$3,881,240

Total distributions	$10,033,685	$3,881,240

Brazil Small Cap[a]
Distributions paid from:
Ordinary income	$972,825	$–

Total distributions	$972,825	$–

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares MSCI Index Fund	2011	2010

China[b]
Distributions paid from:
Ordinary income	$562,142	$–
Return of capital	10,005	–

Total distributions	$572,147	$–

China Small Cap[a]
Distributions paid from:
Ordinary income	$284,508	$–

Total distributions	$284,508	$–

Indonesia Investable Market
Distributions paid from:
Ordinary income	$1,866,358	$11,661

Total distributions	$1,866,358	$11,661

Ireland Capped Investable Market
Distributions paid from:
Ordinary income	$121,246	$5,157

Total distributions	$121,246	$5,157

New Zealand Investable Market[c]
Distributions paid from:
Ordinary income	$2,903,939	$–

Total distributions	$2,903,939	$–

Philippines Investable Market[a]
Distributions paid from:
Ordinary income	$366,252	$–

Total distributions	$366,252	$–

Poland Investable Market
Distributions paid from:
Ordinary income	$2,614,315	$305,023

Total distributions	$2,614,315	$305,023

[a]	Fund commenced operations on September 28, 2010.
[b]	Fund commenced operations on March 29, 2011.
[c]	Fund commenced operations on September 1, 2010.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As permitted by tax regulations, the Funds have elected to defer net realized capital losses and net foreign currency losses incurred from November 1, 2010 to August 31, 2011 and treat them as arising in the year ending August 31, 2012, as follows:

iShares MSCI Index Fund	Deferred Net Realized Capital/Net Foreign Currency Losses

All Peru Capped	$2,661,207

Brazil Small Cap	804,152

China	98,665

China Small Cap	541,864

Indonesia Investable Market	1,371,697

iShares MSCI Index Fund	Deferred Net Realized Capital/Net Foreign Currency Losses

Ireland Capped Investable Market	$312,524

New Zealand Investable Market	1,799,860

Philippines Investable Market	300,509

Poland Investable Market	3,368,768

The Funds had tax basis net capital loss carryforwards as of August 31, 2011, the tax year-end of the Funds, as follows:

iShares MSCI Index Fund	Expiring 2019	Total
All Peru Capped	$481,024	$481,024
Indonesia Investable Market	20,329	20,329
Ireland Capped Investable Market	68,256	68,256
Poland Investable Market	5	5

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by funds for taxable years beginning after December 22, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the tax years preceding enactment.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
All Peru Capped	$533,046,126	$1,322,393	$(63,123,529)	$(61,801,136)
Brazil Small Cap	55,749,366	2,255,233	(4,586,940)	(2,331,707)
China	25,656,281	552,501	(3,982,860)	(3,430,359)
China Small Cap	28,859,854	502,295	(6,303,337)	(5,801,042)
Indonesia Investable Market	265,143,871	15,260,806	(14,857,301)	403,505

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Ireland Capped Investable Market	$5,167,956	$399,528	$(755,559)	$(356,031)
New Zealand Investable Market	123,782,824	14,158,342	(4,372,136)	9,786,206
Philippines Investable Market	83,663,756	2,555,167	(1,546,591)	1,008,576
Poland Investable Market	204,754,881	432,833	(40,285,782)	(39,852,949)

Management has reviewed the tax positions as of August 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by each Fund at the end of its tax year and are primarily attributable to passive foreign investment companies, distributions paid in excess of taxable income and realized gains (losses) from foreign currency transactions and in-kind redemptions. As of August 31, 2011, the Funds made the following reclassifications, which have no effect on net assets or net asset values per share:

iShares MSCI Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/ Accumulated Net Realized Loss
All Peru Capped	$90,071,595	$(27,157)	$(90,044,438)
Brazil Small Cap	–	566	(566)
China	(863,264)	–	863,264
China Small Cap	–	2	(2)
Indonesia Investable Market	6,869,462	20,378	(6,889,840)
Ireland Capped Investable Market	321,749	16,682	(338,431)
New Zealand Investable Market	2,635,776	39,664	(2,675,440)
Philippines Investable Market	435,457	222	(435,679)
Poland Investable Market	5,695,603	(149,147)	(5,546,456)

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI Ireland Capped Investable Market and iShares MSCI New Zealand Investable Market Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

For its investment advisory services to each of the iShares MSCI All Peru Capped, iShares MSCI Brazil Small Cap, iShares MSCI China, iShares MSCI China Small Cap, iShares MSCI Indonesia Investable Market, iShares MSCI Philippines Investable Market and iShares MSCI Poland Investable Market Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion[a]
0.45	Over $32 billion[a]

[a]	Breakpoint level was modified or added, effective January 1, 2011.

BFA has voluntarily waived a portion of its investment advisory fee for the iShares MSCI All Peru Capped Index Fund in the amount of $374,361.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended August 31, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares MSCI Index Fund	Securities Lending Agent Fees
China Small Cap	$30,147
Poland Investable Market	29,865

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2011 were as follows:

iShares MSCI Index Fund	Purchases	Sales
All Peru Capped	$63,341,839	$44,331,857
Brazil Small Cap	87,820,470	31,304,194
China	1,877,378	1,863,751
China Small Cap	11,423,914	8,610,103
Indonesia Investable Market	39,258,058	32,906,750
Ireland Capped Investable Market	1,034,211	1,068,504
New Zealand Investable Market	11,764,385	11,156,517
Philippines Investable Market	10,984,451	9,861,854
Poland Investable Market	45,124,646	36,682,537

In-kind transactions (see Note 4) for the year ended August 31, 2011 were as follows:

iShares MSCI Index Fund	In-kind Purchases	In-kind Sales
All Peru Capped	$767,441,308	$553,761,847
China	40,502,813	13,913,104
China Small Cap	21,949,711	–
Indonesia Investable Market	481,035,178	239,266,495
Ireland Capped Investable Market	3,983,111	2,145,612
New Zealand Investable Market	137,938,155	17,626,827
Philippines Investable Market	87,258,212	4,865,206
Poland Investable Market	256,121,037	118,413,458

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

84	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and an amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of August 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of August 31, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	85

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI All Peru Capped Index Fund, iShares MSCI Brazil Small Cap Index Fund, iShares MSCI China Index Fund, iShares MSCI China Small Cap Index Fund, iShares MSCI Indonesia Investable Market Index Fund, iShares MSCI Ireland Capped Investable Market Index Fund, iShares MSCI New Zealand Investable Market Index Fund, iShares MSCI Philippines Investable Market Index Fund and iShares MSCI Poland Investable Market Index Fund, each a portfolio of the iShares MSCI Series (the “Funds”), at August 31, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2011

86	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended August 31, 2011, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
All Peru Capped	$14,004,798	$330,115
Brazil Small Cap	1,445,797	60,888
China	696,747	56,884
China Small Cap	383,609	10,102
Indonesia Investable Market	4,657,613	924,857
Ireland Investable Market	133,762	2,004
New Zealand Investable Market	4,893,715	580,799
Philippines Investable Market	1,202,084	358,845
Poland Investable Market	8,808,656	1,320,309

Under Section 854(b)(2) of the Code, certain Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2011:

iShares MSCI Index Fund	Qualified Dividend Income

All Peru Capped	$6,117,243

China	531,516

China Small Cap	101,920

Indonesia Investable Market	2,791,215

iShares MSCI Index Fund	Qualified Dividend Income

Ireland Capped Investable Market	$123,250

New Zealand Investable Market	3,484,738

Philippines Investable Market	725,097

Poland Investable Market	3,934,624

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	87

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Trustees (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011, and April 26, 2011, to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, supporting the Funds and their shareholders. The Board noted that BFA became an indirect wholly-owned subsidiary of BlackRock Inc. (“BlackRock”) in December 2009. The Board acknowledged that additional resources to support the Funds and their shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board

88	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fees and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates – The Board reviewed information about the profitability to BFA of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale – In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase, and that the Board had approved additional breakpoints in a previous year. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	89

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds, except for iShares MSCI China Index Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchanged traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as any payment of revenue to BTC, the Funds’ securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the continuance of the Advisory Contract for the coming year.

90	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI All Peru Capped Index Fund

Period Covered: July 1, 2009 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.40%
Greater than 1.5% and Less than 2.0%	5	0.99
Greater than 1.0% and Less than 1.5%	20	3.96
Greater than 0.5% and Less than 1.0%	122	24.16
Between 0.5% and –0.5%	225	44.55
Less than –0.5% and Greater than –1.0%	95	18.81
Less than –1.0% and Greater than –1.5%	28	5.54
Less than –1.5% and Greater than –2.0%	6	1.19
Less than –2.0% and Greater than –2.5%	2	0.40

	505	100.00%

SUPPLEMENTAL INFORMATION	91

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Brazil Small Cap Index Fund

Period Covered: October 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	6	3.17%
Greater than 2.5% and Less than 3.0%	40	21.16
Greater than 2.0% and Less than 2.5%	69	36.51
Greater than 1.5% and Less than 2.0%	33	17.46
Greater than 1.0% and Less than 1.5%	27	14.29
Greater than 0.5% and Less than 1.0%	10	5.29
Between 0.5% and –0.5%	4	2.12

	189	100.00%

iShares MSCI China Index Fund

Period Covered: April 1, 2011 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	8	12.70%
Greater than 0.5% and Less than 1.0%	16	25.40
Between 0.5% and –0.5%	29	46.02
Less than –0.5% and Greater than –1.0%	4	6.35
Less than –1.0% and Greater than –1.5%	5	7.94
Less than –1.5% and Greater than –2.0%	1	1.59

	63	100.00%

iShares MSCI China Small Cap Index Fund

Period Covered: October 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	1.06%
Greater than 1.5% and Less than 2.0%	8	4.23
Greater than 1.0% and Less than 1.5%	29	15.34
Greater than 0.5% and Less than 1.0%	51	26.98
Between 0.5% and –0.5%	77	40.75
Less than –0.5% and Greater than –1.0%	14	7.41
Less than –1.0% and Greater than –1.5%	7	3.70
Less than –1.5% and Greater than –2.0%	1	0.53

	189	100.00%

92	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Indonesia Investable Market Index Fund

Period Covered: July 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	4	1.58%
Greater than 2.5% and Less than 3.0%	1	0.40
Greater than 2.0% and Less than 2.5%	10	3.95
Greater than 1.5% and Less than 2.0%	16	6.32
Greater than 1.0% and Less than 1.5%	23	9.09
Greater than 0.5% and Less than 1.0%	60	23.72
Between 0.5% and –0.5%	96	37.93
Less than –0.5% and Greater than –1.0%	25	9.88
Less than –1.0% and Greater than –1.5%	11	4.35
Less than –1.5% and Greater than –2.0%	3	1.19
Less than –2.0% and Greater than –2.5%	1	0.40
Less than –2.5% and Greater than –3.0%	2	0.79
Less than –3.0%	1	0.40

	253	100.00%

iShares MSCI Ireland Capped Investable Market Index Fund

Period Covered: July 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.40%
Greater than 3.5% and Less than 4.0%	1	0.40
Greater than 3.0% and Less than 3.5%	1	0.40
Greater than 2.5% and Less than 3.0%	2	0.79
Greater than 2.0% and Less than 2.5%	8	3.16
Greater than 1.5% and Less than 2.0%	15	5.93
Greater than 1.0% and Less than 1.5%	28	11.06
Greater than 0.5% and Less than 1.0%	47	18.57
Between 0.5% and –0.5%	119	47.03
Less than –0.5% and Greater than –1.0%	24	9.49
Less than –1.0% and Greater than –1.5%	5	1.98
Less than –1.5% and Greater than –2.0%	2	0.79

	253	100.00%

SUPPLEMENTAL INFORMATION	93

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI New Zealand Investable Market Index Fund

Period Covered: October 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	1.06%
Greater than 1.0% and Less than 1.5%	23	12.17
Greater than 0.5% and Less than 1.0%	63	33.33
Between 0.5% and –0.5%	86	45.50
Less than –0.5% and Greater than –1.0%	8	4.23
Less than –1.0% and Greater than –1.5%	5	2.65
Less than –1.5% and Greater than –2.0%	2	1.06

	189	100.00%

iShares MSCI Philippines Investable Market Index Fund

Period Covered: October 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.53%
Greater than 2.0% and Less than 2.5%	1	0.53
Greater than 1.5% and Less than 2.0%	6	3.17
Greater than 1.0% and Less than 1.5%	29	15.34
Greater than 0.5% and Less than 1.0%	52	27.51
Between 0.5% and –0.5%	76	40.22
Less than –0.5% and Greater than –1.0%	18	9.52
Less than –1.0% and Greater than –1.5%	3	1.59
Less than –1.5% and Greater than –2.0%	3	1.59

	189	100.00%

94	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Poland Investable Market Index Fund

Period Covered: July 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.40%
Greater than 2.0% and Less than 2.5%	2	0.79
Greater than 1.5% and Less than 2.0%	7	2.77
Greater than 1.0% and Less than 1.5%	20	7.91
Greater than 0.5% and Less than 1.0%	65	25.69
Between 0.5% and –0.5%	122	48.21
Less than –0.5% and Greater than –1.0%	17	6.72
Less than –1.0% and Greater than –1.5%	12	4.74
Less than –1.5% and Greater than –2.0%	6	2.37
Less than –2.0%	1	0.40

	253	100.00%

SUPPLEMENTAL INFORMATION	95

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003- 2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

96	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	97

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Trustee (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

98	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

TRUSTEE AND OFFICER INFORMATION	99

Notes:

100	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	101

Notes:

102	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-86-0811

Item 2.	Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended August 31, 2011, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker and Robert H. Silver, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the four series of the Registrant for which the fiscal year-end is August 31, 2010 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $51,501 for the fiscal year ended August 31, 2010 and $134,751 for the fiscal year ended August 31, 2011.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2010 and August 31, 2011 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $18,260 for the fiscal year ended August 31, 2010 and $40,400 for the fiscal year ended August 31, 2011.

(d) All Other Fees – There were no other fees billed for the fiscal years ended August 31, 2010 and August 31, 2011 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2011 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years, were $4,071,285 for the fiscal year ended August 31, 2010 and $2,490,096 for the fiscal year ended August 31, 2011.

(h) The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The

Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6.	Schedule of Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: October 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: October 21, 2011

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date: October 21, 2011